UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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☒ Definitive Proxy Statement

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☐ Soliciting Material pursuant to §240.14a-12

NORTHEAST COMMUNITY BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

August 19, 2022

Dear Stockholder:

You are cordially invited to attend the special meeting of stockholders of NorthEast Community Bancorp, Inc. (the “Company”). The Special Meeting will be conducted solely online via live webcast on Thursday, September 29, 2022 at 9:00 a.m., local time.

The notice of special meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote online or via telephone or to complete and mail a proxy card. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

Sincerely,

Kenneth A. Martinek
Chairman and Chief Executive Officer

325 Hamilton Avenue

White Plains, New York 10601

(914) 684-2500

NOTICE OF 2022 SPECIAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:00 a.m., local time, on Thursday, September 29, 2022

PLACE	The Special Meeting will be conducted solely online via live webcast. You will be able to attend and participate in the Special Meeting online, vote your shares electronically by entering the control number on your proxy card, and submit your questions during the meeting by visiting: https://www.cstproxy.com/necb/sm2022 at the date and time described in the accompanying proxy statement. There is no physical location for the Special Meeting.

ITEMS OF BUSINESS	(1)	The approval of the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan; and

	(2)	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a stockholder at the close of business on August 12, 2022.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares online or via telephone or by completing and returning a proxy card or voting instruction card. Voting instructions are printed on the notice of internet availability of proxy materials sent to you and are included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Anne Stevenson-DeBlasi
Vice President and Corporate Secretary

White Plains, New York
August 19, 2022

Note:	Whether or not you plan to attend the Special Meeting, please vote online or via telephone or by marking, signing, dating and promptly returning a proxy card.

NORTHEAST COMMUNITY BANCORP, INC.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of NorthEast Community Bancorp, Inc. (the “Company”) to be used at the Special Meeting of stockholders of the Company. The Company is the holding company for NorthEast Community Bank (the “Bank”). The Special Meeting will be conducted solely online via live webcast. You will be able to attend and participate in the Special Meeting online, vote your shares electronically by entering the control number on your proxy card, and submit your questions during the meeting by visiting: https://www.cstproxy.com/necb/sm2022 at the date and time described in this proxy statement. There is no physical location for the Special Meeting.

This proxy statement is available online at https://www.cstproxy.com/necb/sm2022

Voting and Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your shares of Company common stock if the records of the Company show that you held your shares as of the close of business on August 12, 2022. If your shares are held in a stock brokerage account or by a bank or other nominees, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank, or other nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker, bank or other nominee has enclosed a voting instruction form for you to use in directing it on how to vote your shares.

As of the close of business on August 12, 2022, 16,325,436 shares of Company common stock were outstanding and entitled to vote. Each share of common stock has one vote. The Company’s articles of incorporation generally provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit. However, a majority of the Company’s disinterested directors may approve a stockholder acquiring and voting in excess of 10% of the Company’s outstanding shares before the stockholder acquires any shares in excess of the 10% limit.

The Company and the Bank have entered into a written agreement with The Stilwell Group with respect to the voting of its shares of Company common stock. For more information regarding this agreement, see “Stockholder Agreement” below.

Advance Voting Methods

Even if you plan to attend the virtual Special Meeting, please vote in advance of the meeting using any one of the following advance voting methods (see page 3 for additional details).

•	Visit the website listed on your proxy card/voting instruction form to vote VIA THE INTERNET;

•	Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE; or

•	If you received a paper proxy card or voting instruction form, complete, sign, date and return the proxy card or voting instruction form in the enclosed envelope BY MAIL.

Attending and Voting at the Meeting

You will be able to attend the Special Meeting via live audio webcast by visiting the Company’s virtual meeting website at https://www.cstproxy.com/necb/sm2022 on Thursday, September 29, 2022, at 9:00 a.m. Eastern time. Upon visiting the meeting website, you will be prompted to enter your 12-digit Control Number provided to you on your proxy card. Your unique Control Number allows us to identify you as a stockholder and will enable you to securely log in, vote and submit questions during the Special Meeting on the meeting website. Further instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are available at https://www.cstproxy.com/necb/sm2022.

Vote Required

The Special Meeting will be held only if there is a quorum. A majority of the outstanding shares of Company common stock entitled to vote, represented in person or by proxy, constitutes a quorum. If you return valid proxy instructions or attend the meeting via live webcast, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the approval of the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the special meeting. In counting votes on this proposal, abstentions and broker non-votes will have no impact on the outcome of the proposal.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” are not considered “votes cast” and will therefore have no effect on the outcome of any vote taken at the special meeting. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes will be counted for purposes of determining the existence of a quorum.

Effect of Not Casting Your Vote

If you hold your shares in street name it is critical that you cast your vote if you want it to count with respect to the proposal to approve the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan. Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and on other matters, including the approval of the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan, on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf at the special meeting with respect to the approval of the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan.

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf at the special meeting with respect to the approval of the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan.

Voting by Proxy

This proxy statement is being sent to you by the Board of Directors of the Company to request that you allow your shares of the Company common stock to be represented at the Special Meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date, and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends that you vote “FOR” the approval of the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan.

If any matter not described in this proxy statement is properly presented at the special meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the Special Meeting is postponed or adjourned, your shares of Company common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Special Meeting.

You may revoke your proxy at any time before the vote is taken at the Special Meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your Company common stock has been voted at the Special Meeting, deliver a later-dated valid proxy or attend the meeting and vote your shares online. In addition, if you voted by telephone or via the Internet, you may revoke your vote by following the instructions provided for each. Attendance at the virtual Special Meeting will not in itself constitute revocation of your proxy.

If your Company common stock is held in street name, you will receive instructions from your broker, bank, or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank, or other nominees, you must contact your broker, bank, or other nominee.

If you have any questions about voting, please contact our proxy solicitor, Alliance Advisors, LLC, toll free, at 888.569.1879.

Participants in the Bank’s ESOP and 401(k) Plan

If you are a participant in the NorthEast Community Bank Employee Stock Ownership Plan (the “ESOP”) or hold shares of Company common stock through the NorthEast Community Bank 401(k) Retirement Savings Plan (the “401(k) Plan”), you will receive a voting instruction card from each plan that reflects all shares you may vote under these plans.

All shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee on how to vote the shares of Company common stock allocated to the participant’s account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in a manner calculated to most accurately reflect the voting instructions it receives from other ESOP participants.

Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Company common stock credited to your account in the 401(k) Plan. The 401(k) Plan trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion on each of the proposals as the shares held by participants in the 401(k) Plan voted for and against (or withheld) on each proposal for which voting instructions were timely received.

The deadline for returning your voting instruction forms to the trustees of the ESOP and 401(k) Plan is September 23, 2022.

Proposal 1 — APPROVAL OF THE NORTHEAST COMMUNITY BANCORP, INC. 2022 EQUITY INCENTIVE PLAN

Overview

The Company’s Board of Directors unanimously recommends that stockholders approve the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan (referred to in this proxy statement as the “2022 Equity Plan”). Our Board of Directors unanimously approved the 2022 Equity Plan on July 21, 2022, following a recommendation from its Compensation Committee. The Company believes that equity awards constitute an important part in a balanced, comprehensive compensation program. Many companies with which we compete for talent offer equity compensation as part of their compensation program. By approving the 2022 Equity Plan, you will give us the tools we need to continue to attract, motivate and retain highly qualified employees and non-employee directors. The 2022 Equity Plan will become effective on September 29, 2022 (referred to in this proxy statement as the “Plan Effective Date”) if the Company’s stockholders approve the 2022 Equity Plan at the special meeting of stockholders on that date.

No awards have been made under the 2022 Equity Plan. However, initial awards to our non-employee directors are set forth in the 2022 Equity Plan and will be self-executing on the day following the Plan Effective Date. For more information on these self-executing awards to non-employee directors, see “— Plan Summary — One Time Non-Employee Director Grants” below.

No awards may be granted under the 2022 Equity Plan after the tenth anniversary of the Plan Effective Date. However, awards outstanding under the 2022 Equity Plan at that time will continue to be governed by the 2022 Equity Plan and the agreements under which they were granted.

The 2022 Equity Plan reflects the following equity compensation plan best practices:

•	Individual and aggregate limits on the maximum amount of restricted stock and restricted stock units that may be awarded under the 2022 Equity Plan to non-employee directors;

•	Minimum vesting requirement of one year for all equity-based awards, except that up to 5% of authorized shares may be issued pursuant to awards that do not meet this requirement and the Compensation Committee may provide for accelerated vesting for death, disability, involuntary termination without cause, or resignation for good reason, in a manner the Committee may prescribe. The Compensation Committee intends to specify five-year graded vesting schedules for the initial awards granted under the 2022 Equity Plan;

•	Provides that performance objectives may be established by the Compensation Committee in connection with the grant of awards;

•	No grants of below-market stock options;

•	No repricing of stock options and no cash buyout of underwater stock options;

•	No payment of dividends or dividend equivalents on stock options;

•	No payments of dividends or dividend equivalents on any award prior to date on which award vests;

•	No liberal change in control definition;

•	The Plan imposes “double trigger” conditions for the vesting of awards upon a change in control, requiring both a change in control plus a cessation of the awardee’s service relationship with the Company, except to the extent an acquiror fails or refuses to assume the awards or replace them with awards issued by the acquiror;

•	No excise tax gross-ups on “parachute payments;” and

•	Awards subject to the Company’s recoupment/clawback policy as well as the Company’s insider trading policy and hedging/pledging policy restrictions.

The full text of the 2022 Equity Plan is attached as Appendix A to this proxy statement, and the following summary of the 2022 Equity Plan is qualified in its entirety by reference to Appendix A.

Our Compensation Philosophy

The Company, and its wholly owned banking subsidiary, NorthEast Community Bank, recognize that its executive team is its primary asset and principal competitive advantage to achieving and maintaining its business objectives. The principles of our executive compensation philosophy are embedded in all aspects of our compensation program. These principles assist the Company and the Bank in making informed decisions and developing compensation programs, practices and policies that support our business and leadership strategies. This compensation philosophy helps guide decisions ensuring that our executives are treated fairly and are paid at a level commensurate with the market given individual and Company factors and performance.

The principles guiding our executive compensation program are designed to ensure a proper linkage between executive compensation and the creation of Company stockholder value. The goals of our executive compensation program are to:

1.	Attract, develop, retain, and motivate top talent by providing our executives with a market competitive compensation program.

2.	Provide the executive management team with a total compensation package that aims to strengthen the link between pay and performance commensurate with the Company’s financial performance and generation of long-term value for the Company’s stockholders; and

3.	Reflect best practices in the financial services industry (i.e., double trigger contracts and clawback policy).

Following the approval of the 2022 Equity Plan by stockholders, we intend to use equity compensation as a key component of our compensation mix to develop a culture of ownership among our key personnel and to align their individual financial interests with the interests of our stockholders.

Use of Independent Compensation Consultant

The Compensation Committee of the Company’s Board of Directors has engaged Aon, an independent compensation consultant, to assist the Committee in carrying out its responsibilities, and to advise the Committee on decisions related to the amount and form of executive and non-employee director compensation. With the assistance of Aon, the Compensation Committee analyzes the data pertaining to executive and non-employee director compensation for a peer group of publicly traded companies — located in metropolitan areas in New York and nearby states, including in New Jersey, Pennsylvania, Virginia, and Vermont — to benchmark executive and non-employee director compensation programs and practices and compare key performance metrics.

Why the Company Believes You Should Vote to Approve the 2022 Equity Plan

Our Board of Directors believes that equity-based incentive awards can play a key role in the success of the Company by encouraging and enabling employees, officers and non-employee directors of the Company and its subsidiaries and affiliates, including NorthEast Community Bank, upon whose judgment, initiative and efforts the Company has depended and continues to largely depend for the successful conduct of its business, to acquire an ownership stake in the Company, thereby stimulating their efforts on behalf of the Company and strengthening their desire to remain with the Company. The details of the key design elements of the 2022 Equity Plan are set forth in the section entitled “— Plan Summary” below. As is further described therein, we believe our continued future success depends in part on our ability to attract, motivate and retain the talented and highly qualified employees and non-employee directors necessary for our continued growth and success. Currently, the named executive officers and members of the Board of Directors do not have equity as a part of their compensation program, with the exception of shares allocated to our executive officers participating in the Bank’s ESOP.

We Believe that Equity-Based Incentive Awards Foster a Pay-for-Performance Culture

We view the use of Company common stock as part of our compensation program as a key component to our future success because we believe it fosters a pay-for-performance culture that is an important element of our overall compensation philosophy. The Company believes that equity-based compensation motivates employees to create stockholder value because the value employees realize from equity-based compensation is based on the Company’s stock price performance. Equity-based compensation aligns the compensation interests of our employees with the investment interests of our stockholders and promotes a focus on long-term value creation because the Company’s equity-based compensation awards can be subject to vesting and/or performance criteria.

If the 2022 Equity Plan is not approved, the Company will have to rely entirely on the cash component of its employee compensation program to attract new employees and to retain our existing employees, which may not necessarily align employee compensation interests with the investment interests of the Company’s stockholders as well as the alignment achieved by equity-based awards. The inability to provide equity-based awards would likely increase cash compensation expense over time and use up cash that might be better utilized if reinvested in the Company’s business or returned to the Company’s stockholders. In the event the 2022 Equity Plan is not approved, the Company could also be at a severe competitive disadvantage as it would not be able to use stock-based awards to recruit and compensate its officers and other key employees and thereby could impact our future growth plans.

Adoption of Equity Based Incentive Plans is Routinely Done by Newly Fully Converted Financial Institutions

The Company completed its second-step conversion stock offering on July 12, 2021 and its common stock began trading on the Nasdaq Capital Market on July 13, 2021. Of the 36 institutions that conducted a second-step conversion during the period from January 2012 through December 2020, 34 of 36 adopted equity-based incentive plans.

Our Share Reserve Generally Consistent with Banking Regulations and Industry Standards as Disclosed in Connection with our Second-Step Conversion Stock Offering

The number of restricted stock awards and stock options that may be granted under the 2022 Equity Plan is consistent with that which was disclosed in connection with our second-step conversion stock offering in 2021 and consistent with the amount permitted under federal banking regulations for equity plans adopted within the first year following a second-step conversion stock offering. The share pool under the 2022 Equity Plan is consistent with those banking regulations and represents 14% of the number of shares sold in our second step conversion, of which 4% of the shares sold in the stock offering (the “4% Limit”) will be available to grant as restricted stock awards or restricted stock units (collectively, “full value awards”) and 10% of the shares sold in the stock offering (the “10% Limit”) will be available to grant as stock options (the “stock option award pool”). Although we are not bound by the limits imposed under the federal banking regulations since we will be implementing our plan more than one year following the completion of our stock offering, we have generally determined to maintain the size of the share reserve at those limits, subject to the following important exception. To the extent that we choose to grant full value awards in excess of the 4% Limit, we have committed in the 2022 Equity Plan to reduce the share pool by three stock options for each share associated with a full value award granted in excess of the 4% Limit. Should any full value awards in excess of the 4% Limit be forfeited, the stock option award pool will increase by three for each share of restricted stock or each restricted stock unit forfeited above the 4% Limit. This plan design is referred to as a “fungible plan design” and is intended to ensure that the overall plan costs remain relatively constant irrespective of the type of award granted.

Determination of Shares Available and Share Pool Under the 2022 Equity Plan

The Company is requesting approval of 1,369,771 shares of its common stock for awards under the 2022 Equity Plan (referred to in this proxy statement as the “share pool” or “share reserve”), subject to adjustment as described in the 2022 Equity Plan. The shares of common stock issued by the Company under the 2022 Equity Plan will be currently authorized but unissued shares or shares that may subsequently be acquired as treasury shares, including shares that may be purchased on the open market or in private transactions.

In determining the number of shares to request pursuant to the 2022 Equity Plan, the Company considered a number of factors, including: (i) the recommendations and analysis provided by Aon, the independent compensation consultant retained by the Compensation Committee to assist in the design and implementation of the 2022 Equity Plan; (ii) industry practices related to the adoption of equity based incentive plans by recently converted institutions; (iii) applicable banking regulations related to the adoption of equity based incentive plans; and (iv) guidelines issued by proxy advisory firms with respect to equity incentive plans, including the potential cost and dilution to stockholders associated with the share pool.

The Company disclosed to stockholders in its 2021 second-step conversion stock offering prospectus that it expected to adopt an equity incentive plan that would include restricted stock awards and stock options equal to 4.0 % and 10.0%, respectively, of the total shares issued in connection with the second-step conversion stock offering. Based on these percentages and the 9,784,077 shares sold in the stock offering, the total amount of shares available for issuance under the equity incentive plan is 1,369,771. As noted, this is the same number of shares we would be permitted to issue under applicable federal regulations if our equity plan had been implemented within the one-year period following our mutual-to-stock conversion. Even though we are implementing the 2022 Equity Plan more than one year after our offering, we have determined to maintain the size of the 2022 Equity Plan at the amount disclosed in our offering prospectus.

Application of Share Pool

The Company has determined that (i) 391,363 shares may be issued as restricted stock award shares or restricted stock units, including performance shares and performance units in the form of restricted stock or restricted stock units (or 4.0% of total shares of Company common stock sold in our stock offering) and (ii) 978,408 shares may be issued as stock options (or 10.0% of total shares of Company common stock sold in our stock offering), subject to the “fungible plan design” exception described above.

Incentive Stock Options

One of the requirements for the favorable tax treatment available to Incentive Stock Options (“ISOs”) under the Code is that the 2022 Equity Plan must specify, and the Company’s stockholders must approve, the number of shares available for issuance pursuant to ISOs. As a result, in order to provide flexibility to the Compensation Committee, the 2022 Equity Plan provides that all or any portion of the stock option award pool may be issued pursuant to ISOs.

Current Stock Price

The closing price of the Company’s common stock on the Nasdaq Capital Market on August 12, 2022 was $12.58 per share.

In evaluating this proposal, stockholders should specifically consider the information set forth under the section entitled “— Plan Summary” below.

Plan Summary

The following summary of the material terms of the 2022 Equity Plan is qualified in its entirety by reference to the full text of the 2022 Equity Plan, which is attached as Appendix A to this proxy statement. The 2022 Equity Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not intended to be an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974.

Purpose of the 2022 Equity Plan

The purpose of the 2022 Equity Plan is to (i) align the interests of the Company’s stockholders and the recipients of awards under the 2022 Equity Plan by increasing the economic interest of the recipients in the Company’s growth and success; (ii) advance the interests of the Company by attracting and retaining officers, employees, and non-employee directors; (iii) encourage such officers, employees, and non-employee directors to act in the long-term best interests of the Company and its stockholders; and (iv) serve as an integral part of the Company’s compensation philosophy.

Administration of the 2022 Equity Plan

The 2022 Equity Plan will be administered by the Compensation Committee or such other committee consisting of two or more independent members of the Company’s Board of Directors as may be appointed by the Board of Directors to administer the 2022 Equity Plan (referred to in this proxy statement as the “Committee”). If any member of the Committee does not qualify as a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, the Company’s Board of Directors will appoint a subcommittee of the Committee, consisting of at least two members of the Company’s Board of Directors, to grant awards to officers and members of the Company’s Board of Directors who are subject to Section 16 of the Exchange Act, and each member of such subcommittee must satisfy the above requirements. References to the Committee in this summary include and, as appropriate, apply to any such subcommittee. To the extent permitted by law, the Committee may also delegate its authority to one or more persons who are not members of the Company’s Board of Directors, except that no such delegation will be permitted with respect to officers who are subject to Section 16 of the Exchange Act.

Vesting Restriction

The minimum vesting period for each award granted under the 2022 Equity Plan must be at least one (1) year, provided that up to 5% of the shares authorized for issuance under the 2022 Equity Plan may be issued pursuant to awards with minimum vesting periods of less than one year. In addition, the minimum vesting requirement does not apply to accelerated vesting on account of death, disability, involuntary termination without cause or resignation for good reason as otherwise permitted by the 2022 Equity Plan. As is discussed herein, the initial grants to our non-employee directors would vest over a 5-year period and it is the intent of the Compensation Committee that all other initial grants made will be subject to a 5-year vesting period.

Eligible Participants

Employees and non-employee directors of the Boards of Directors of the Company and the Bank and service providers of the Company and its subsidiaries, as defined in the 2022 Equity Plan, will be eligible for selection by the Committee for the grant of awards under the 2022 Equity Plan. As of June 30, 2022, approximately 135 employees of the Company and its subsidiaries and six non-employee members of the Company’s Board of Directors were eligible for awards under the 2022 Equity Plan. For purposes of the one-time Non-Employee Director Grants, said directors must be in service with the Company as of July 12, 2021. See “One Time Non-Employee Director Grants.”

Types of Awards

The 2022 Equity Plan provides for the grant of restricted stock, restricted stock units (“RSUs”), non-qualified stock options (“NQSOs”), and ISOs, any or all of which can be granted with performance-based vesting conditions. ISOs may be granted only to employees of the Company.

Restricted Stock and Restricted Stock Units. A restricted stock award is a grant of common stock to a participant for no consideration, or such minimum consideration as may be required by applicable law. RSUs are similar to restricted stock awards in that the value of an RSU is denominated in shares of common stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied.

The Committee will specify the terms of a restricted stock or RSU award in the award agreement, including the number of shares of restricted stock or number of RSUs; the purchase price, if any, to be paid for such restricted stock or RSU (which may be equal to or less than the fair market value of a share and may be zero, subject to such minimum consideration as may be required by applicable law); any restrictions applicable to the restricted stock or RSUs such as continued service or achievement of performance goals; the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period; the rights of the participant during the restriction period to vote and receive dividends in the case of restricted stock or to receive dividend equivalents in the case of RSUs that accrue dividend equivalents (subject to the limitations described below); and whether RSUs will be settled in cash, shares of the Company’s common stock or any combination thereof.

Generally, a participant who receives a restricted stock award will have (during and after the restriction period), all of the rights of a stockholder of the Company with respect to that award, including the right to vote the shares and the right to receive dividends and other distributions to the extent, if any, such shares possess such rights and subject to the limitations described in this paragraph. However, any dividends and other distributions payable on shares of restricted stock during the restriction period shall be either automatically reinvested in additional shares of restricted stock or paid to the Company for the account of the participant, in either case subject to the same vesting restrictions as the underlying award. All terms and conditions for the payment of dividends and other distributions will be included in the award agreement and, to the extent required, comply with the requirements of Section 409A.

A participant receiving an RSU award will not possess voting rights and will accrue dividend equivalents on such units only to the extent provided in the award agreement evidencing the award; provided, however, that any rights to dividend equivalents on such RSU award will be subject to the same vesting restrictions as the underlying award. All terms and conditions attached to the dividends equivalent rights will be included in the award agreement and, to the extent required, comply with the requirements of Section 409A.

Stock Options. An option provides the participant with the right to buy a specified number of shares at a specified price (referred to in this proxy statement as the exercise price) after certain conditions have been met. The Committee may grant both NQSOs and ISOs under the 2022 Equity Plan. The tax treatment of NQSOs is different from the tax treatment of ISOs as explained below. The Committee will determine and specify in the award agreement evidencing an option whether the option is an NQSO or ISO, the number of shares subject to the option, the exercise price of the option and the period of time during which the option may be exercised, any restrictions applicable to the option such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period. Generally (except as otherwise described in the 2022 Equity Plan), no option can be exercisable more than 10 years after the date of grant and the exercise price of a stock option must be at least equal to the fair market value of a share on the date of grant of the option. However, with respect to an ISO granted to a participant who is a stockholder holding more than 10% of the Company’s total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant. ISOs cannot be granted under the 2022 Equity Plan after September 29, 2032. Options will have no dividend equivalent rights.

A participant may pay the exercise price under an option in cash; in a cash equivalent approved by the Committee; if approved by the Committee, by tendering previously acquired shares (or delivering a certification or attestation of ownership of such shares) having an aggregate fair market value at the time of exercise equal to the total option exercise price (provided that the tendered shares must have been held by the participant for any period required by the Committee); if approved by the Committee, by cashless exercises as permitted under the Federal Reserve Board’s Regulation T; by any other means which the Committee determines to be consistent with the 2022 Equity Plan’s purpose and applicable law; or by a combination of these payment methods. No certificate representing a share (to the extent shares are so evidenced) will be delivered until the full option price has been paid.

Performance Shares and Units. The Committee will specify the terms of any performance share or performance unit award in the accompanying award agreement. A performance share will have an initial value equal to the fair market value of a share on the date of grant. A performance unit will have an initial value that is established by the Committee at the time of grant. In addition to any non-performance terms applicable to the performance share or performance unit, the Committee will set one or more performance goals which, depending on the extent to which they are met, will determine the number or value of the performance share or unit that will be paid out to the participant. The Committee may provide for payment of earned performance shares/units in cash, shares of the Company’s common stock, other Company securities or any combination thereof. The Committee will also specify any restrictions applicable to the performance share or performance unit award such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period.

Performance shares/units will not possess voting rights and will accrue dividend equivalent rights only to the extent provided in the award agreement evidencing the award; provided, however, that rights to dividend equivalents are permitted only to the extent they comply with, or are exempt from, Section 409A of the Code (referred to in this proxy statement as Section 409A). Any rights to dividends or dividend equivalents on performance shares/units or any other award subject to performance conditions will be subject to the same restrictions on vesting and payment as the underlying award.

Performance Measures. A performance objective may be described in terms of company-wide objectives or objectives that are related to a specific division, subsidiary, employer, department, region, or function in which the participant is employed or as some combination of these (as alternatives or otherwise). A performance objective may be measured on an absolute basis or relative to a pre-established target, results for a previous year, the performance of other corporations, or a stock market or other index. The Committee will specify the period over which the performance goals for a particular award will be measured and will determine whether the applicable performance goals have been met with respect to a particular award following the end of the applicable performance period.

In determining whether any performance goal has been satisfied, the Committee may include or exclude any or all items that are unusual or infrequent, including but not limited to (i) charges, costs, benefits, gains or income associated with reorganizations or restructurings of the Company and its subsidiaries, affiliates and divisions, discontinued operations, goodwill, other intangible assets, long-lived assets (non-cash), real estate strategy (e.g., costs related to lease terminations or facility closure obligations), litigation or the resolution of litigation (e.g., attorneys’ fees, settlements or judgments), or currency or commodity fluctuations; and (ii) the effects of changes in applicable laws, regulations, tax laws or accounting principles. In addition, the Committee may adjust any performance goal for a performance period as it deems equitable to recognize unusual or infrequent events affecting the Company and its subsidiaries, affiliates and divisions, changes in laws or regulations or accounting principles, mergers, acquisitions and divestitures, or any other factors as the Committee may determine.

Individual and Aggregate Limits on Equity Awards under the 2022 Equity Plan

The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award. Subject to adjustment as described in the 2022 Equity Plan:

•	No individual employee of the Company will receive an award over the life of the Plan representing more than 25% of the common stock of the Company available for issuance under the 2022 Equity Plan; and

•	No individual non-employee director of the Company will receive an award over the life of the Plan representing more than 5% of the common stock available for issuance under the 2022 Equity Plan, and the maximum number of shares that may be issued in the aggregate to all non-employee directors under the 2022 Equity Plan shall not exceed 30% of the common stock available for issuance as awards under the 2022 Equity Plan.

One Time Non-Employee Director Grants

Subject to approval of the 2022 Equity Plan by the stockholders of the Company, each non-employee director of the Company who is in the service of the Company on the Plan Effective Date shall automatically be granted stock options and awards of restricted stock as follows:

•	Each non-employee director who has continuously served as director since July 12, 2021 shall be granted, on the day immediately following the Plan Effective Date, 36,201 stock options, which represents approximately 3.7% of the stock option award pool. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, disability, or an involuntary termination at or following a change in control of the Company (as such terms are defined in the 2022 Equity Plan); and

•	Each non-employee director who has continuously served as director since July 12, 2021 shall be granted, on the day immediately following the Plan Effective Date, 14,480 shares of restricted stock, which represents approximately 3.7% of the full value award pool. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, disability, or an involuntary termination at or following a change in control of the Company (as such terms are defined in the 2022 Equity Plan).

The following table sets forth information regarding the self-executing non-employee director restricted stock award grants and stock option grants provided for in the 2022 Equity Plan.

Restricted Stock Awards
Non-Employee Directors	Dollar Value ($)(1)	Number of Awards(2)
Diane B. Cavanaugh	$182,158	14,480
Charles M. Cirillo	182,158	14,480
Eugene M. Magier	182,158	14,480
John F. McKenzie	182,158	14,480
Kevin P. O’Malley	182,158	14,480
Kenneth H. Thomas	182,158	14,480
Linda M. Swan(3)	—	—
All Non-Employee Directors as a Group (7 persons)	$1,092,950	86,880

(1)	Amounts are based on the fair market value of Company common stock on August 12, 2022 (the latest practicable date before the printing of this proxy statement) of $12.58 per share. The actual value of the awards is not determinable since their value will depend upon the fair market value of the Company’s common stock on the date of grant.
(2)	The awards vest at a rate of 20% per year following the grant date, or at a rate of 2,896 shares per year.
(3)	Ms. Swan was not a director of the Company or the Bank on July 12, 2021, the eligibility date for the one-time awards to non-employee directors.

Stock Option Awards
Non-Employee Directors	Number of Awards(1)(2)
Diane B. Cavanaugh	36,201
Charles M. Cirillo	36,201
Eugene M. Magier	36,201
John F. McKenzie	36,201
Kevin P. O’Malley	36,201
Kenneth H. Thomas	36,201
Linda M. Swan(3)	—
All Non-Employee Directors as a Group (7 persons)	217,206

(1)	The fair market value of the self-executing non-employee director stock option award grants cannot be estimated at this time and will be calculated, as of the date of grant, in accordance with the Black-Scholes option pricing model.
(2)	These awards vest at a rate of 20% per year following the grant date, or at a rate of 7,240 options per year.
(3)	Ms. Swan was not a director of the Company or the Bank on July 12, 2021, the eligibility date for the one-time awards to non-employee directors.

If the 2022 Equity Plan is approved, these one-time grants will be self-executing and will be deemed to be granted on the day following the Plan Effective Date.

The Committee determined to grant these one-time awards in this amount, in part, in recognition of the significant efforts and dedication of each such non-employee director in connection with the Company’s second-step conversion and related public offering. These awards are also in recognition of the fact that the non-employee directors have not previously had the opportunity to receive equity grants. Although the grants are, in part, in recognition of past service, the initial stock option and restricted stock grants to directors will vest in equal annual installments over a period of five years from the date of grant, subject to the directors continued dedication and service to the Company during such time, subject to acceleration due to death, disability, or involuntary termination of service following a change in control or other circumstance which, in the discretion of the Committee and subject to the terms of the 2022 Equity Plan, would warrant acceleration.

Employee Grants

At the present time, no specific determination has been made as to the grant of specific types of awards to officers and employees. However, the Committee intends to grant equity awards to senior executives and will meet after stockholder approval is received to determine the specific terms of the awards, including the grant of awards to officers and employees.

Adjustments

The Committee shall make equitable adjustment in the number and class of securities available for issuance under the 2022 Equity Plan (including under any awards then outstanding), the number and type of securities subject to the individual limits set forth in the 2022 Equity Plan, and the terms of any outstanding award, as it determines are necessary and appropriate, to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off combination, exchange of shares, distribution to stockholders (other than an ordinary cash dividend), or similar corporate transaction or event.

Termination of Employment

Subject to certain exceptions, generally, if a participant ceases to perform services for the Company and its subsidiaries for any reason (i) all of the participant’s restricted stock, RSUs, performance shares, and performance units that were not vested on the date of such cessation shall be forfeited immediately upon such cessation, (ii) all of the participant’s stock options that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the stock options, and (iii) all of the participant’s stock options that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation. The Committee may provide in an award agreement (or otherwise) that a participant shall be eligible for a full or prorated award upon a cessation of the participant’s service relationship due to death, disability, involuntary termination without cause, or resignation for good reason. For an award subject to one or more performance objectives, the Committee may provide for payment of any such full or prorated award prior to certification of such performance objectives or without regard to whether they are certified upon a cessation of the participant’s service relationship due to death, disability, involuntary termination without cause, or resignation for good reason.

For a participant who is a director, cessation of service on the Board of Directors will not be deemed to have occurred if the director continues as director emeritus or advisory director of the Company or the Bank. For a participant who is both an employee and a director, termination of employment will not constitute a cessation of service for purposes of the 2022 Equity Plan so long as the participant continues to provide service as a director, director emeritus, or advisory director.

Change in Control

The Committee may, in its sole discretion, provide that any time-based vesting requirement applicable to an award shall be deemed satisfied in full in the event that both a change in control occurs and a cessation of the participant’s employment occurs, or if the surviving entity in such change in control does not assume or replace the award. With respect to an award that is subject to one or more performance objectives, the Committee may, in its sole discretion, provide that in the event of a change in control, any full or prorated award will be paid under the circumstances described in the previous sentence before any or all of the applicable performance objectives of the award are certified (or without regard to whether they are certified).

Transferability

No ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the participant’s death to a beneficiary or by will or the laws of descent and distribution. Unless the Committee determines otherwise consistent with securities and other applicable laws, rules and regulations, (i) no award shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a participant other than upon the participant’s death, to a beneficiary or by will or the laws of descent and distribution, and (ii) each option outstanding to a participant may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative (provided that an ISO may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder). In the event of a transfer otherwise permitted by the Committee, appropriate evidence of any transfer to the transferee shall be delivered to the Company at its principal executive office. If all or part of an award is transferred to a transferee, the transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the award as the participant. Any permitted transfer of an award will be without payment of consideration by the transferee.

Amendment and Termination

The Company’s Board of Directors or the Committee may at any time terminate and from time to time amend the 2022 Equity Plan in whole or in part, but no such action will materially adversely affect any rights or obligations with respect to any awards previously granted under the 2022 Equity Plan unless such action is required by applicable law or any listing standards applicable to the Company’s common stock or the affected participants consent in writing. To the extent required by Section 422 of the Code, other applicable law, or any such listing standards that the stockholders are required to approve a specific type of amendment to the 2022 Equity Plan, no amendment shall be effective unless approved by the stockholders of the Company.

The Committee may amend an outstanding award agreement in a manner not inconsistent with the terms of the 2022 Equity Plan, but the amendment will not be effective without the participant’s written consent if the amendment is materially adverse to the participant. However, the Committee cannot reduce the exercise price of an outstanding award or cancel outstanding stock options with per share exercise prices that are more than the fair market value at the time of cancellation in exchange for cash, other awards, or stock options with an exercise price less than the original options’ exercise price without stockholder approval, except in accordance with the adjustment provisions of the 2022 Equity Plan (as described above) or in connection with a change in control. In addition, except for adjustments under the 2022 Equity Plan’s adjustment provisions or as approved by the Company’s stockholders, neither the Committee nor the Board of Directors can reduce the exercise price of an outstanding stock option, whether through amendment, cancellation, replacement grants or other means.

Certain Federal Income Tax Consequences

The following is intended only as a brief summary of the federal income tax rules relevant to the primary types of awards available for issuance under the 2022 Equity Plan and is based on the terms of the Code as currently in effect. The applicable statutory provisions are subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary as a result of individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited only to United States federal income tax treatment. It does not address state, local, gift, estate, social security, or foreign tax consequences, which may be substantially different.

Restricted Stock Awards. A participant generally will recognize taxable ordinary income upon the receipt of shares as a stock award or restricted stock award if the shares are not subject to a substantial risk of forfeiture. The income recognized will be equal to the fair market value of the shares at the time of receipt less any purchase price paid for the shares. If the shares are subject to a substantial risk of forfeiture, the participant generally will recognize taxable ordinary income when the substantial risk of forfeiture lapses. If the substantial risk of forfeiture lapses in increments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to an increment. If the participant cannot sell the shares without being subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the shares will be treated as subject to a substantial risk of forfeiture. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the fair market value of the shares determined as of the time that the substantial risk of forfeiture lapses less any purchase price paid for the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

Alternatively, if the shares are subject to a substantial risk of forfeiture, the participant may make a timely election under Section 83(b) of the Code (referred to in this proxy statement as Section 83(b)) to recognize ordinary income for the taxable year in which the participant received the shares in an amount equal to the fair market value of the shares at that time. That income will be taxable at ordinary income tax rates. If a participant makes a timely Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Section 83(b) election will recognize capital gain or loss in an amount equal to the difference between the amount realized upon sale and the ordinary income recognized upon receipt of the share (increased by the amount paid for the shares, if any). If the participant forfeits the shares after making a Section 83(b) election, the participant is not entitled to a deduction with respect to the income recognized as a result of the election but will be entitled to a capital loss equal to the excess (if any) of the amount paid for the shares (if any) over the amount realized upon forfeiture (if any). To be timely, the Section 83(b) election must be made within 30 days after the participant receives the shares. The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant at the time of the election.

Restricted Stock Units. A participant generally is not taxed upon the grant of an RSU. Generally, if an RSU is designed to be paid on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, then at the time of payment the participant will recognize ordinary income equal to the amount of cash and the fair market value of the shares received by the participant (subject to the short swing profits rule) and the Company will be entitled to an income tax deduction for the same amount. However, if an RSU is not designed to be paid on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, the RSU may be deemed a nonqualified deferred compensation plan under Section 409A. In that case, if the RSU is designed to meet the requirements of Section 409A, then at the time of payment the participant will recognize ordinary income equal to the amount of cash and the fair market value of the shares received by the participant, and the Company will be entitled to an income tax deduction for the same amount. However, if the RSU is not designed to meet the requirements of Section 409A, the participant will be subject to ordinary income when the substantial risk of forfeiture lapses as well as an additional twenty percent (20%) excise tax, and additional tax could be imposed each following year.

Nonqualified Stock Options. A participant generally is not taxed upon the grant of an NQSO, unless the NQSO has a readily ascertainable fair market value. However, the participant must recognize ordinary income upon exercise of the NQSO in an amount equal to the difference between the NQSO exercise price and the fair market value of the shares acquired on the date of exercise (subject to the short swing profits rule). The Company generally will have a deduction in an amount equal to the amount of ordinary income recognized by the participant in the Company’s tax year during which the participant recognizes ordinary income.

Upon the sale of shares acquired pursuant to the exercise of an NQSO, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is different than the fair market value of the shares on the date of exercise (or, if the participant was subject to Section 16(b) of the Exchange Act and did not make a timely election under Section 83(b), the fair market value on the delayed determination date, if applicable). This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.

Incentive Stock Options. A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares covered by the ISO on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following exercise, the participant’s gain or loss, if any, upon a subsequent disposition of the shares is long-term capital gain or loss. The amount of the gain or loss is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the ISO exercise price). If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods and realizes an amount in excess of the exercise price, the amount realized will be taxed to the participant as ordinary income up to the fair market value of the shares on the exercise date and any additional amount realized will be taxable to the participant as capital gain in the year of disposition; however, if the exercise price exceeds the amount realized on sale, the difference will be taxed to the participant as a capital loss. The Company is not entitled to a federal income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to any ordinary income recognized by the participant.

In order for an option to qualify as an ISO for federal income tax purposes, the grant of the option must satisfy various other conditions specified in the Code. In the event an option intended to be an ISO fails to qualify as an ISO, it will be taxed as an NQSO as described above.

Performance Share/Unit Awards. A participant generally is not taxed upon the grant of a performance share/unit. The participant will recognize taxable income at the time of settlement of the performance share/unit in an amount equal to the amount of cash and the fair market value of the shares received upon settlement (subject to the short swing profits rule). The income recognized will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant. Any gain or loss recognized upon the disposition of the shares acquired pursuant to settlement of a performance share/unit will qualify as long-term capital gain or loss if the shares have been held for more than one year after settlement.

Golden Parachute Payments. The terms of the award agreement evidencing an award under the 2022 Equity Plan may provide for accelerated vesting or accelerated payout of the award in connection with a change in ownership or control of the Company. In such event, certain amounts with respect to the award may be characterized as “parachute payments” under the golden parachute provisions of the Code. Under Section 280G of the Code, no federal income tax deduction is allowed to the Company for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subjects the recipient to a 20% excise tax under Section 4999 of the Code. For this purpose, “disqualified individuals” are generally officers, stockholders or highly compensated individuals performing services for the Company, and the term “excess parachute payments” includes payments in the nature of compensation which are contingent on a change in ownership or effective control of the Company, to the extent that such payments (in present value) equal or exceed three times the recipient’s average annual taxable compensation from the Company for the previous five years. Certain payments for reasonable compensation for services rendered after a change of control and payments from tax-qualified plans are generally not included in determining “excess parachute payments.” If payments or accelerations may occur with respect to awards granted under the 2022 Equity Plan, certain amounts in connection with such awards may possibly constitute “parachute payments” and be subject to these “golden parachute” tax provisions.

Tax Implications under Code Section 162(m)

Prior to the implementation of The Tax Cuts and Jobs Act of 2017 (the “Tax Act”), our compensation philosophy and policies generally took into account certain aspects of Section 162(m) of the Internal Revenue Code when designing the compensation program for our named executive officers (the “NEOs”), to the extent the Committee determined appropriate, to maximize the deduction for compensation paid to the NEOs. Section 162(m) generally disallowed a federal income tax deduction for compensation over $1 million paid for any fiscal year to the Chief Executive Officer and specified other executive officers, subject to certain exceptions such as for “performance-based” compensation. As a result of the Tax Act’s elimination of the performance-based compensation exemption, the Compensation Committee expects that a portion of the compensation paid to covered employees in the form of equity grants under the 2022 Equity Plan may not be deductible by the Company. Due to the continued importance and benefit to the Company and our stockholders of awarding compensation that is structured to properly incentivize our executive officers, the Compensation Committee believes that it is in our best interests to retain flexibility in awarding compensation, even if some awards may be non-deductible compensation expenses to the Company.

New 2022 Equity Plan Benefits

The Company has not had an equity plan and, therefore, there are no equity awards outstanding. Except as disclosed above with respect to the self-executing grants to non-employee directors upon approval of the 2022 Equity Plan, any future awards to executive officers, non-employee directors or employees of the Company under the 2022 Equity Plan are discretionary and cannot be determined at this time. As a result, the benefits and amounts that will be received or allocated under the 2022 Equity Plan are not determinable at this time, and the Company has not included a table that reflects such future awards.

Approval of the 2022 Equity Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the special meeting of stockholders.

The Company’s Board of Directors unanimously recommends that stockholders vote “FOR” the approval of the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for all individuals serving as the principal executive officer of NorthEast Community Bancorp, Inc. for the most recently completed fiscal year and our next two most highly compensated executive officers whose total compensation for the year ended December 31, 2021 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Kenneth A. Martinek	2021	505,000	158,000	—	112,209	775,210
Chairman and Chief Executive Officer	2020	400,400	166,500	—	21,590	588,490

Jose M. Collazo	2021	325,000	128,000	—	84,026	537,776
President and Chief Operating Officer	2020	312,000	135,000	—	32,419	479,419

Donald S. Hom	2021	275,000	104,000	—	78,376	459,776
Executive Vice President and Chief Financial Officer	2020	245,000	109,600	—	17,371	371,971

(1)	Represents a discretionary bonus based on past practices and the financial performance of NorthEast Community Bank during each of the fiscal years ended December 31, 2021 and 2020. For the 2022 fiscal year, the Company has implemented a performance based short term cash incentive plan for the named executive officers.
(2)	Details of the amounts reported in “All Other Compensation” for fiscal 2021 are provided in the table below. All other perquisites, which, in the aggregate, were less than $10,000 for an individual were excluded from “All Other Compensation.”

	Mr. Martinek	Mr. Collazo	Mr. Hom
Unused Vacation Pay	—	—	16,019
Employee Stock Ownership Plan Allocations	106,269	71,146	54,557
Automobile Allowance	—	12,000	7,800
Life Insurance (Imputed Income)	5,940	880	—

Annual Short-Term Incentives.

Discretionary Bonus Payments. For fiscal year 2021, the Bank awarded discretionary bonuses to the named executive officers at levels consistent with past practice over the prior three fiscal years and in accordance with the financial performance of Northeast Community Bank.

Cash-Based Incentive Plan. In the second quarter of 2022, the Compensation Committee worked with Aon to implement a new annual cash-based incentive program for the Company’s named executive officers. The plan, as adopted by the Compensation Committee, provides Messrs. Martinek, Collazo, and Hom with a target incentive award opportunity equal to 30%, 25% and 25%, respectively, of their base salaries. The actual incentive awards under the 2022 Annual Incentive Plan will be determined in accordance with performance under the following metrics (and the respective weighting for each metric): Return on Average Assets (30%), Pre-tax Pre-provision Net Income (30%), Efficiency Ratio (20%), and a Discretionary component (20%) to evaluate individual and Company performance not addressed in the other performance metrics. In addition to the performance metrics, the 2022 Annual Incentive Plan contains a credit quality modifier as a measure of minimum acceptable credit quality to be used within the plan as a payout modifier. These incentive award opportunities and performance metrics under the 2022 Annual Incentive Plan are in line with the Company’s compensation philosophy of paying market competitive compensation in line with each executive’s roles and responsibilities at the Company and the Bank and aligning pay with performance.

Employment Agreements with Named Executive Officers

In 2021, we entered into employment agreements with Messrs. Martinek and Collazo that replace their prior employments agreement in their entirety. The employment agreements provide for a 36-month term. The term of the employment agreements will extend for an additional 12 months on each anniversary of the effective date of the agreements, unless the boards of directors of the Company, the Bank, or Messrs. Martinek or Collazo, respectively, decide not to extend the term. Current base salaries under the employment agreements for Messrs. Martinek and Collazo are $525,000 and $400,000, respectively. The Compensation Committee of the Bank’s board of directors annually reviews the executives’ base salaries. In addition to base salary, the agreements provide that the executives will be eligible to participate in short-term and long-term incentive compensation, determined and payable at the discretion of the Compensation Committee of the Bank’s board of directors. The executives will also be entitled to continue participation in any fringe benefit arrangements in which he was participating on the effective date of the employment agreement. In addition, the agreements provide for reimbursement of reasonable travel and other business expenses incurred in connection with the performance of the executive’s duties.

If the executive’s employment is terminated by the Company and the Bank during the term of the agreement, without cause, including a resignation for good reason (as defined in the agreement), but excluding termination for cause or due to death, disability, retirement or following a change in control, the executive would be entitled to a payment equal to a three times the sum of: (i) his annual base salary plus (ii) his target annual bonus in effect on the termination date. The severance payment will be paid to the executive as salary continuation in substantially equal installments over the 36-month period in accordance with the Bank’s customary payroll practices, subject to the receipt of a signed release of claims from the executive within the time frame set forth in the agreement. Assuming the executives elect continued medical and dental coverage under COBRA, the Bank will reimburse the executives in an after-tax amount equal to the monthly COBRA premium paid by the executive for such coverage, less the active employee premium for such coverage. Each executive will be eligible to receive said reimbursement for the earlier of the date the executive is no longer eligible for COBRA, the period of time used to calculate the severance payments, or the date in which the executive becomes eligible to receive substantially similar coverage from another employer. In addition, each executive would receive any unpaid annual bonus for the completed fiscal year and, to the extent there are any outstanding equity plan awards made to the executives, the treatment of such awards upon termination would be determined in accordance with the terms of the applicable equity plan and award agreements.

If the executive’s employment is terminated during the term of the agreement by the Company and the Bank without cause, including a resignation for good reason (as defined in the agreements), within 24 months after a change in control (as also defined in the agreements), each executive would be entitled to a payment equal to a multiple of three times of the sum of: (i) his annual base salary (or his base salary in effect immediately before the change in control, if higher) plus (ii) his annual target bonus (or his target bonus in effect immediately before the change in control, if higher). The severance payment will be paid to the executive within 60 days of the termination date in a single lump sum payment. The payment will also include a sum equal to three times his prior year bonus in a lump sum on the date on which the bonus would have been paid to executive but for executive’s termination of employment. In addition, each executive will receive a lump sum payment equal to the cost of providing continued medical and dental coverage for 36 months following termination less the active employee charge for such coverage in effect on the termination date. Further, to the extent there are any outstanding equity plan awards made to executives, the treatment of such awards upon termination would be determined in accordance with the terms of the applicable equity plan and award agreements.

For purposes of the executive’s ability to resign and receive a payment under the agreement, “good reason” would include the occurrence of any of the following events: (i) a material reduction in the executive’s base salary, except for reductions proportionate with similar reductions to all other employees; (ii) a material adverse change in executive’s position that results in a demotion in the executive’s status within the Company and the Bank; (iii) a change in the primary location at which the executive is required to perform the duties of his employment with the Company and the Bank to a location that is more than 30 miles from the location of the Bank’s headquarters as of the date of the agreement; or (iv) a material breach by the Company and the Bank of any written agreement between the executive, on the one hand, and any of the Company and the Bank or any other affiliate of the Company, on the other hand, unless arising from the executive’s inability to materially perform his duties contemplated hereunder.

The employment agreements provide for a “best net benefits” approach in the event that severance benefits under the agreements or otherwise result in “excess parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended. The best net benefits approach reduces an executive’s payments and benefits to avoid triggering the excise tax if the reduction would result in a greater after-tax amount to the executive officer compared to the amount the executive officer would receive net of the excise tax if no reduction were made.

Under the employment agreements, if the executive is terminated due to disability, the employment agreement will terminate and the executive will receive an amount equal to one times the sum of his base salary and target bonus in effect on the termination date less the amount expected to be paid to executive under the Bank long-term disability plan, payable as salary continuation in substantially equal installments over a twelve-month period. For these purposes, disability will occur on the date on which the insurer or administrator of the Bank’s long-term disability insurance determines that executive is eligible to commence benefits under such insurance. If the executive dies while employed, the employers will pay to his designated beneficiary an amount equal to one time the sum of the executive’s base salary and target bonus in effect on the termination date.

Upon retirement of an executive, the executive will be entitled to benefits under any retirement plans to which he is a party but shall not be entitled to any amount or benefits under the employment agreement.

The employment agreements provide that, except in the event of a change in control or involuntary termination of employment for reasons other than cause, the executives are each subject to a one-year non-compete in the event their employment is terminated. The employment agreements further require that the executives not solicit business, customers or employees of the Company and the Bank for a 12-month period following termination (other than a termination of employment following a change in control) and require the executives to maintain confidential information.

The Bank will pay or reimburse the executives for all reasonable costs and legal fees paid or incurred by the executives in any dispute or question of interpretation relating to the employment agreement if the executive is successful on the merits in a legal judgment, arbitration, or settlement. The employment agreements also provide that the Company and the Bank will indemnify the executives to the fullest extent legally allowable.

To the extent that a payment is made, or a benefit is received from the Bank, the same payment or benefit will not be paid or received from the Company.

Change in Control Agreements

The Company and the Bank have entered into change in control agreements with Donald S. Hom and certain other key executives. Mr. Hom’s change in control agreement has a two-year term, subject to renewal by the board of directors for an additional year beyond the then current expiration date. If, within twenty-four months following a change in control of the Bank or the Company, either party or their successors terminates Mr. Hom’s employment for reasons other than for cause, or if Mr. Hom voluntarily resigns upon the occurrence of circumstances specified in the agreement, Mr. Hom will receive a severance payment under the agreement. Mr. Hom’s severance benefit under his change in control agreement will be equal to two times the sum of his base salary and most recent bonus earned at the time of his termination of employment. In addition to the cash severance payment, Mr. Hom would be reimbursed for the amount equal to the monthly COBRA premium paid by him for such coverage less the active employee premium for such coverage. The change in control agreement limits payments made to Mr. Hom in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G of the Internal Revenue Code.

Retirement Benefits

NorthEast Community Bank Employee Stock Ownership Plan. The ESOP is a tax-qualified defined contribution plan for all employees of the Bank who are 18 years of age or older and have completed one year of service with the Bank. Eligible employees can begin participation in the ESOP on the entry date (January 1 or July 1) that coincides or immediately follows their satisfaction of the ESOP eligibility requirements. All named executive officers participate in the ESOP.

NorthEast Community Bank 401(k) Retirement Savings Plan. The 401(k) Plan is a tax-qualified defined contribution plan for all employees of the Bank who are 18 years of age or older and completed one year of service with the Bank. All named executive officers are eligible to participate in the 401(k) Plan. Eligible employees may contribute to the plan on a pre-tax basis, subject to limitations imposed by the Internal Revenue Code. Participants are always 100% percent vested in their salary deferrals; participants vest in the Bank’s matching and profit-sharing contributions at the rate of 20% per year following completion of their first year of service.

Supplemental Executive Retirement Plan. The Bank maintains a supplemental executive retirement plan that provides for the payment of supplemental retirement benefits to Kenneth Martinek and Jose Collazo upon their termination of employment on or after the normal retirement age of 65. The normal retirement benefit under the supplemental executive retirement plan equals 50% of the executive’s average base salary over the three-year period preceding termination of employment. Upon retirement on or after attaining age 60 and completing a minimum of 20 years of service, the executive is eligible to receive an early retirement benefit equal to the normal retirement benefit, reduced by 0.25% for each month by which the executive’s age at termination is less than age 65. No benefit is payable under the supplemental executive retirement plan upon termination of employment prior to age 60, unless the termination is due to death, disability, or a change in control, as discussed below. Upon early or normal retirement, the executive receives the annual retirement benefit in equal monthly installments for the greater of the executive’s lifetime or 15 years immediately following the participant’s normal or early retirement or, in the case of disability, commencing at age 65. If a participant dies while receiving benefits under the plan, the executive’s beneficiary continues to receive any remaining installment payments (up to 15) due from the plan. If the executive dies while actively employed, his beneficiary receives an actuarially equivalent lump sum calculated as if the executive had attained normal retirement age immediately prior to death. If the executive has attained age 65 or is eligible for an early retirement benefit, he receives the applicable benefit upon termination of employment due to disability. If the executive is not eligible for an early or normal retirement benefit, the disability benefit under the plan is calculated as if the executive attained normal retirement age immediately prior to termination of employment. Upon termination of employment in connection with a change in control, the executive will receive a lump sum payment that is actuarially equivalent to the normal retirement benefit, calculated as of the date of termination and without regard to the participant’s age at termination. No benefits are payable under the supplemental executive retirement plan upon a participant’s termination for cause (as defined in the plan).

Director Compensation

The following table sets forth the compensation received by non-employee directors for their service on our Board of Directors during the fiscal year ended December 31, 2021.

Name	Fees Earned or Paid in Cash	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Diane B. Cavanaugh	$54,400	$—	$—	$54,400
Charles M. Cirillo	73,900	—	—	73,900
Eugene M. Magier	53,400	—	—	53,400
John F. McKenzie	54,400	—	—	54,400
Kevin P. O’Malley	48,400	—	—	48,400
Kenneth H. Thomas	52,400	—	—	52,400

Director Board Fees. Each director of the Bank also serves on the board of directors of the Company. Each non-employee director of the Bank receives a $4,125 quarterly retainer plus $1,525 per meeting attended. Non-employee directors also receive a $750 quarterly retainer plus $750 per meeting attended for their service on the board of directors of NorthEast Community Bancorp, Inc. $500 per meeting attended for service on the Compensation, Nominating/Corporate Governance and Director BSA Committees of the board of directors of NorthEast Community Bancorp, Inc. and $1,000 per meeting attended for service on the Audit Committee and the Strategic Planning Committee. In addition, the Chairperson of the Audit Committee receives a $4,000 quarterly retainer and the Chairpersons of the Compensation and Nominating/Corporate Governance Committee each receive a $1,250 quarterly retainer. In 2022, the Bank determined to discontinue the Director BSA Committee.

Directors’ Deferred Compensation Plan. NorthEast Community Bank has a deferred compensation plan for directors of the Bank. Directors may elect on or before December 31st each year to defer all or part of their fees earned during the following year into the plan. The Bank credits fee deferrals with interest annually based on the prevailing rate on its 60-month certificate of deposit. Directors remain fully vested at all times in the fees deferred under the plan and the interest credited on their deferrals. Distributions from the plan are made in cash and may commence on a specified payment date or pursuant to a fixed payment schedule elected by the director. Generally, directors may receive distributions from the deferred compensation plan only following their separation from service, disability, or death, upon a change in control, or upon the occurrence of an unforeseeable emergency. Each participating director may designate a beneficiary to receive payment of any amounts due from the plan upon the director’s death.

Outside Director Retirement Plan. NorthEast Community Bank maintains the NorthEast Community Bank Outside Director Retirement Plan to provide non-employee directors with long standing service with a supplemental retirement benefit. All current non-employee directors are participants in the plan.

Participating directors are entitled to receive a retirement benefit calculated based on years of service and director fees paid during the 12 completed calendar months preceding a director’s termination of service multiplied by a vesting percentage. Participating directors with less than 10 years of service will receive no benefit under the plan. Participating directors with 10 years but less than 15 years of service will receive a benefit based on 50% of the total directors’ fees paid during the 12 completed calendar months preceding the director’s termination. Participating directors with 15 years but less than 20 years will receive 75% of the total directors’ fees paid during the 12 completed calendar months preceding the director’s termination. Participating directors with 20 or more years of service will receive a benefit calculated using 100% of the director fees paid during the 12 months preceding the director’s termination. Participating directors vest in their retirement benefit at a rate of 20% per year for years of service after January 1, 2006. The annual director retirement benefit is generally paid monthly over a 120-month period following the month in which a director terminates his service on the Board of Directors.

In the event a participating director dies while in pay status, the director’s beneficiary will receive his or her remaining installments beginning in the month immediately following the director’s death. In the event a participating director is terminated in connection with a change in control (as defined in the plan), the director will receive a lump sum payment equal to the actuarial equivalent of the director’s monthly benefit. In the event a participating director is removed from the board of directors for cause, the director will forfeit all rights and benefits under the plan.

Stock-Based Deferral Plan. In 2021, the Company established a stock-based deferral plan for certain eligible officers and directors. Under the terms of the stock-based deferral plan, participants were permitted to make a one-time election to transfer all or a portion of their account balances from the director plans into the stock-based deferral plan to purchase common stock in the Company’s second stop conversion offering. The stock-based deferral plan also permitted eligible officers and members of the board to make an election within 30 days of the effective date of the plan to defer future compensation into the plan and invest the deferrals in NorthEast Community Bancorp, Inc. common stock.

STOCK OWNERSHIP

The following table provides information as of August 12, 2022 about the persons known to the Company to be the beneficial owners of more than 5% of its outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding(1)
M3 Partners, LLC, M3 Partners, LP and M3F, Inc.; Jason Stock; and William Waller(2) 10 Exchange Place, Suite 510 Salt Lake City, Utah 84111	1,420,840	8.70%

NorthEast Community Bank Employee Stock Ownership Plan (“ESOP”)	1,364,861	8.36%

(1)	Based on 16,325,436 shares of Company common stock outstanding and entitled to vote as of August 12, 2022.
(2)	Based on a Schedule 13G/A filed by M3 Partners, LLC with the SEC on February 14, 2022.

The following table provides information as of August 12, 2022 about the shares of Company common stock that may be considered to be beneficially owned by each director and executive officer of the Company, and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security and each of the listed individuals has sole voting and investment power with respect to the shares shown.

Name	Number of Shares Owned(1)		Percent of Shares Outstanding(2)
Directors:

Diane B. Cavanaugh	920		*
Charles M. Cirillo	6,013		*
Jose M. Collazo	51,346	(3)	*
Eugene M. Magier	14,060	(4)	*
Charles A. Martinek	21,426		*
Kenneth A. Martinek	182,835	(5)	1.12%
John F. McKenzie	20,600	(6)	*
Kevin P. O’Malley	14,109	(7)	*
Linda M. Swan	978		*
Kenneth H. Thomas	35,000	(8)	*

Executive Officers Who are Not Directors:

Donald S. Hom	20,623		*

All directors and executive officers as a group (11 persons)	367,910		2.25%

*	Less than 1% of the shares outstanding
(1)	This column includes the following:

Name	Shares Allocated under the NorthEast Community Bank ESOP	Shares Held in the NorthEast Community Bank 401(k) Retirement Savings Plan
Jose M. Collazo	23,354	9,266
Donald S. Hom	17,623	—
Charles A. Martinek	15,104	6,181
Kenneth A. Martinek	35,515	102,891

(2)	Based upon 16,325,436 shares of Company common stock outstanding as of August 12, 2022.
(3)	Includes 9,667 shares held by the ESOP of Mr. Collazo’s spouse and 6,026 shares held by the 401(k) Plan of Mr. Collazo’s spouse.
(4)	Includes 3,546 shares held by Mr. Magier’s spouse.
(5)	Includes 10,429 shares held by the ESOP of Mr. Martinek’s spouse.
(6)	Includes 3,900 shares held by Mr. McKenzie’s spouse.
(7)	Includes 10,427 shares held by Mr. O’Malley’s Stock-Based Deferral Plan and 38 shares which were purchased by Mr. O’Malley under a dividend reinvestment plan sponsored by a broker-dealer.
(8)	Includes 495 shares held by Mr. Thomas’ spouse.

STOCKHOLDER AGREEMENT

On August 27, 2020, the Company, NorthEast Community Bancorp, Inc., a federal corporation, NorthEast Community Bancorp, MHC and NorthEast Community Bank entered into a written agreement with Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P. and Joseph Stillwell (collectively, “The Stilwell Group”).

Under the agreement, following completion of the second-step conversion through August 27, 2025 (the “effective period”), The Stilwell Group has agreed to vote all shares of NorthEast Community Bancorp, Inc. beneficially owned by The Stilwell Group: (i) in favor of the nominees for election as directors of NorthEast Community Bancorp, Inc. selected by the board of directors of NorthEast Community Bancorp, Inc.; and (ii) in accordance with the recommendations of our board of directors on all proposals at any meeting of our stockholders, including in favor of any future stock incentive plan submitted to stockholders for approval.

The stockholder agreement further provides that during the effective period, The Stilwell Group may not, without our prior written consent, directly or indirectly, sell, transfer or otherwise dispose of any block of shares of common stock of NorthEast Community Bancorp, Inc. to any person that The Group believes, after reasonable inquiry, would be the beneficial owner after such sale or transfer of more than 5.0% of the outstanding shares of NorthEast Community Bancorp, Inc.

During the effective period, The Stilwell Group has also agreed, among other things, not to: (i) solicit proxies in opposition to any recommendation or proposals of Northeast Community Bancorp, Inc.’s board of directors; (ii) initiate or solicit stockholders proposals or seek to place any representatives on Northeast Community Bancorp, Inc.’s board of directors; (iii) nominate or encourage for the election as director of Northeast Community Bancorp, Inc. any person who is not approved for nomination by the board of directors of Northeast Community Bancorp, Inc.; (iv) vote for any nominee or nominees for election to the board of directors of Northeast Community Bancorp, Inc. other than those nominated or supported by Northeast Community Bancorp, Inc.’s board of directors; (v) propose or seek to effect a merger or sale of Northeast Community Bancorp, Inc. or NorthEast Community Bank; (vi) seek to exercise any control or influence over the management of NorthEast Community Bancorp, Inc. or NorthEast Community Bank; or (vii) initiate or participate in any litigation against NorthEast Community Bancorp, Inc. or NorthEast Community Bank.

The Stillwell Group previously reported to the Company that they held 976,886 shares of NorthEast Community Bancorp, Inc. common stock, which was converted into 1,309,027 shares of Company common stock based on the 1.3400 exchange ratio for the Company’s second-step conversion offering that was completed in July 2021. However, based on a review of Schedule 13D and Schedule 13G filings required to be made with the U.S. Securities and Exchange Commission as of the August 12, 2022 record date, the Company believes that The Stillwell Group currently beneficially owns less than 5% of the Company’s outstanding shares of common stock.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 20, 2022. If next year’s annual meeting is held on a date more than 30 calendar days from May 26, 2023, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a stockholder who has given appropriate notice to the Company before the meeting. Similarly, a stockholder may not bring business before an annual meeting unless the stockholder has given the Company appropriate notice of their intention to bring that business before the meeting. The Company’s secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the stockholder, the stockholder’s ownership in the Company and the stockholder’s interest in the business matter. Similarly, a stockholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing stockholder. A copy of the Company’s Bylaws may be obtained from the Company.

Additionally, to comply with the universal proxy rules (once effective) for our 2023 annual meeting of stockholders, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 27, 2023.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the board of directors and/or individual directors. Stockholders who wish to communicate with the board of directors or an individual director should send their communications to the care of Anne Stevenson-DeBlasi, Corporate Secretary, 325 Hamilton Avenue, White Plains, New York 10601. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee. All other communications should be sent to the attention of the Chairperson of the Nominating and Corporate Governance Committee.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities. Additionally, the Company has engaged Alliance Advisors, LLC, a proxy solicitation firm, to assist it in soliciting proxies for the special meeting. The Company will pay Alliance Advisors a fee of $6,500, plus reasonable out of pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company.

To further reduce costs, if you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our proxy statement, you can request householding by contacting your broker or other holder of record.

Appendix A

NORTHEAST COMMUNITY BANCORP, INC.

2022 EQUITY INCENTIVE PLAN

Table of Contents

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-ii-

NORTHEAST COMMUNITY BANCORP, INC.
2022 EQUITY INCENTIVE PLAN

ARTICLE 1 - PURPOSE AND GENERAL PROVISIONS

1.1           Establishment of Plan. NorthEast Community Bancorp, Inc., a Delaware corporation (the “Company”), hereby establishes an equity incentive compensation plan to be known as the “NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan” (the “Plan”), as set forth in this document.

1.2           Purpose of Plan. The purpose of the Plan is to: (i) align the interests of the Company’s stockholders and the recipients of Awards under the Plan by increasing the economic interest of such recipients in the Company’s growth and success and to creating an ownership culture; (ii) advance the interests of the Company by attracting and retaining officers, other Employees, and Non-Employee Directors; (iii) encourage such persons to act in the long-term best interests of the Company and its stockholders; and (iv) serve as integral part of the Company’s compensation philosophy.

1.3           Types of Awards. Awards under the Plan may be made to eligible Participants in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or any combination thereof.

1.4           Effective Date. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder requirements. The Plan will remain in effect as long as any Awards are outstanding; provided, however, no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

ARTICLE 2 - DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

“Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company, including among others NorthEast Community Bank. With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company and the Committee shall be authorized to act on behalf of all other entities included within the definition of “Affiliate.”

“Award” means an award granted to a Participant under the Plan that consists of one or more Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or a combination of these.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to each Participant.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of one of the following events:

(a)            if any Person is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more (the “CIC Percentage”) of the combined voting power of the Company’s then-outstanding securities; provided, however, that if such Person first obtains the approval of the Board of Directors to acquire the CIC Percentage, then no Change in Control shall be deemed to have occurred unless and until such Person obtains a CIC Percentage ownership of the combined voting power of the Company’s then-outstanding securities without having first obtained the approval of the Board of Directors; or

(b)           if any Person is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company’s then-outstanding securities, whether or not the Board of Directors shall have first given its approval to such acquisition; or

(c)            during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute a majority of the Board of Directors; provided, however, that any new directors whose election, nomination for election by the Company’s stockholders or appointment was approved by a vote of at least one-half of the directors then still in office who either were directors at the beginning of the period or whose election, nomination or appointment was previously so approved shall be considered Incumbent Directors; and further provided, however, that no individual shall be considered an Incumbent Director if such individual’s election, nomination or appointment to the Board of Directors was in connection with an actual or threatened “election contest” (as described in Rule 14a-12(c) under the Exchange Act) with respect to the election or removal of directors (an “Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any such Election Contest or Proxy Contest; or

(d)           the consummation of a merger or consolidation of the Company with any other corporation; provided, however, a Change in Control shall not be deemed to have occurred: (i) if such merger or consolidation would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) either directly or indirectly more than 50% of the combined voting power of the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation in substantially the same proportion as their ownership immediately prior to the merger or consolidation, or (ii) if the corporate existence of the Company is not affected and following the merger or consolidation, the directors of the Company prior to such merger or consolidation constitute at least a majority of the Board of Directors of the Company or the entity that directly or indirectly controls the Company after such merger or consolidation; or

(e)            the sale or disposition by the Company of all or substantially all the Company’s assets provided, however, that in no event shall a reorganization of the Company or NorthEast Community Bank solely within its corporate constitute a Change in Control.

“Code” means the Internal Revenue Code of 1986, as now in effect and as hereafter amended from time to time. Any reference to a particular section of the Code includes any applicable regulations promulgated under that section. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

“Committee” means the Compensation Committee of the Board of Directors or such other committee consisting of two or more members of the Board of Directors as may be appointed by the Board of Directors from time to time to administer this Plan pursuant to Article 3. All of the members of the Committee shall be independent directors within the meaning of the NASDAQ’s listing standards (as applicable). If any member of the Committee does not qualify as an “Independent Director” within the meaning of Rule 16b-3 under the Exchange Act, the Board of Directors shall appoint a subcommittee of the Committee, consisting of at least two Independent Directors, to grant Awards to Insiders; each member of such subcommittee shall satisfy the requirements above. References to the Committee in the Plan shall include and, as appropriate, apply to any such subcommittee.

“Common Stock” means the common stock, par value $.01 per share, of the Company, and any other shares into which such Common Stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

“Company” means NorthEast Community Bancorp, Inc., a Maryland corporation, and its successors and assigns.

“Director” means a member of the Board of Directors of the Company or of a board of directors of a Subsidiary of the Company.

“Disability” means, if the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

“Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit or Performance Stock Unit, to receive a payment in cash or stock, as applicable, equal to the amount of dividends paid on a share of Common Stock, as specified in the Award Agreement.

“Effective Date” shall have the meaning ascribed to such term in Section 1.4 hereof.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as now in effect and as hereafter amended from time to time. Any reference to a particular section of the Exchange Act includes any applicable regulations promulgated under that section. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

“Fair Market Value” of a share of Common Stock of the Company means, as of the date in question,

(a)             if the Common Stock is listed for trading on the NASDAQ, the closing sale price of a share of Common Stock on such date, as reported by the NASDAQ or such other source as the Committee deems reliable, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

(b)            if the Common Stock is not listed for trading on the NASDAQ but is listed for trading on another national securities exchange, the closing sale price of a share of Common Stock on such date as reported on such exchange, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

(c)            if the Common Stock is not listed for trading on a national securities exchange but nevertheless is publicly traded and reported (through the OTC Bulletin Board or otherwise), the closing sale price of a share of Common Stock on such date, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale; or

(d)            if the Common Stock is not publicly traded and reported, the fair market value as established in good faith by the Committee or the Board of Directors.

For purposes of subsection (c) above, if the Common Stock is not traded on the NASDAQ but is traded on more than one other securities exchange on the given date, then the largest exchange on which the Common Stock is traded shall be referenced to determine Fair Market Value.

Notwithstanding the foregoing but subject to the next paragraph, if the Committee determines in its discretion that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement, or payout of any Award, it may specify such alternative definition in the Agreement applicable to the Award. Such alternative definition may include a price that is based on the opening, actual, high, low, or average selling prices of a share of Common Stock on the NASDAQ or other securities exchange on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading days.

Notwithstanding the foregoing, (i) in the case of a Stock Option, Fair Market Value shall be determined in accordance with a definition of fair market value that permits the Award to be exempt from Code section 409A; and (ii) in the case of a Stock Option that is intended to qualify as an ISO under Code section 422, Fair Market Value shall be determined by the Committee in accordance with the requirements of Code section 422.

“Good Reason” means, for purposes of this Plan, a termination of an Employee Participant for “Good Reason” as a result of the Participant’s resignation from the employment of the Company or Subsidiary upon the occurrence of any of the following events:

(i) the material reduction in the Participant’s base salary or base compensation;

(ii) the material reduction in the Participant’s authority, duties, and responsibilities without the written consent of the Participant.

(iii) the relocation of Participant’s principal place of employment that increases the Participant’s commute by more than thirty (30) miles; or

(iv) in the event the Participant is a party to an employment or change in control agreement that provides a definition of “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

“Incentive Stock Option” or “ISO” means a Stock Option which is designated as an “incentive stock option” and intended to meet the requirements of Code section 422.

“Insider” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Exchange Act section 16(a).

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary, other than a termination for cause, or termination of an Employee Participant for Good Reason.

“NASDAQ” means The NASDAQ Stock Market LLC or its successor.

“Non-Employee Director” means any individual who is a member of the Board of Directors of the Company, NorthEast Community Bank, or any Affiliate of the Company and who is not also employed by the Employer.

“Nonqualified Stock Option” means any Option which is not designated as an “incentive stock option” or that otherwise does not meet the requirements of Code section 422.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased by a Participant pursuant to the exercise of a Stock Option.

“Participant” means an Employee or Non-Employee Director or Service Provider who is eligible to receive or has received an Award under this Plan.

“Performance Period” shall have the meaning ascribed to such term in Section 7.3.

“Performance Share” means an Award under Article 7 of the Plan that is valued by reference to a share of Common Stock, which value may be paid to the Participant by delivery of cash or other property as the Committee shall determine upon achievement of such performance objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

“Performance Unit” means an Award under Article 7 of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee), which value may be paid to the Participant by delivery of cash or other property as the Committee shall determine upon achievement of such performance objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

“Person” means any “person” or “group” as those terms are used in Exchange Act Sections 13(d) and 14(d).

“Plan” means the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan set forth in this document and as it may be amended from time to time.

“Restricted Stock” or “Restricted Stock Award” means an Award of shares of Common Stock under Article 6 of the Plan, which shares are issued with such restrictions as the Committee, in its sole discretion, may impose, including but not limited to an Award of shares that the Committee grants to a Non-Employee Director with no restrictions.

“Restricted Stock Unit” or “RSU” means an Award under Article 6 of the Plan that is valued by reference to a share of Common Stock, which value may be paid to the Participant by delivery of cash or other property as the Committee shall determine and that has such restrictions as the Committee, in its sole discretion, may impose, including but not limited to an Award that the Committee grants to a Non-Employee Director with no restrictions.

“Restriction Period” means the period commencing on the date an Award of Restricted Stock or an RSU is granted and ending on such date as the Committee shall determine, during which time the Award is subject to forfeiture as provided in the Agreement.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means the uninterrupted provision of services as an Employee or Director of, or a Service Provider to, the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee, Director or Service Provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Director or Service Provider (except as otherwise provided in the Award Agreement).

“Service Provider” means any natural person (other than an Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Subsidiary to render consulting or advisory services to the Company or the Subsidiary and the services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Stock Option” means an Award granted under Article 5 which is either an Incentive Stock Option or a Nonqualified Stock Option. A Stock Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

“Subsidiary(ies)” means any corporation, affiliate, bank, or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

ARTICLE 3 - ADMINISTRATION; POWERS OF THE COMMITTEE

3.1           General. This Plan shall be administered by the Committee.

3.2           Authority of the Committee.

(a)            Subject to the provisions of the Plan, the Committee shall have the full and discretionary authority to (i) select the persons who are eligible to receive Awards under the Plan, (ii) determine the form and substance of Awards made under the Plan and the conditions and restrictions, if any, subject to which such Awards will be made, (iii) modify the terms of Awards made under the Plan, (iv) interpret, construe and administer the Plan and Awards granted thereunder, (v) make any adjustments necessary or desirable in connection with Awards made under the Plan to eligible Participants located outside the United States, and (vi) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate.

(b)            The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

(c)            Notwithstanding anything herein to the contrary, the Committee’s determinations under the Plan and the Award Agreements are not required to be uniform; rather, the Committee shall be entitled to make non-uniform and selective determinations under the Plan and the Award Agreements.

(d)            Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive, final, and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto.

(e)            In the event the Company shall assume outstanding equity awards or the right or obligation to make such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards as it shall deem equitable and appropriate to prevent dilution or enlargement of benefits intended to be made under the Plan.

(f)            In making any determination or in taking or not taking any action under the Plan, the Committee may obtain and may rely on the advice of experts, including but not limited to employees of the Company and professional advisors.

3.3           Delegation of Authority. The Committee may, in its discretion, at any time and from time to time, delegate to one or more of its members such of its authority as it deems appropriate (provided that any such delegation shall be to at least two members of the Committee with respect to Awards to Insiders). The Committee may, at any time and from time to time, delegate to one or more other members of the Board of Directors such of its authority as it deems appropriate. To the extent permitted by law and applicable stock exchange rules, the Committee may also delegate its authority to one or more persons who are not members of the Board of Directors, except that no such delegation will be permitted with respect to Insiders.

3.4           Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment. A copy of such Award Agreement shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign (or otherwise acknowledge receipt of) a copy of the Award Agreement or a copy of a notice of grant. Indemnification. No member or former member of the Committee or the Board of Directors or person to whom the Committee has delegated responsibility under the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. The Company shall indemnify and hold harmless each member and former member of the Committee and the Board of Directors against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan, unless arising out of such member’s or former member’s own willful misconduct, fraud, bad faith or as expressly prohibited by statute. Such indemnification shall be in addition (without duplication) to any rights to indemnification or insurance the member or former member may have as a director or under the bylaws of the Company or otherwise.

ARTICLE 4 - SHARES AVAILABLE UNDER THE PLAN

4.1           Available Shares. The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

4.2           Share Limitations.

(a)            Share Reserve. Subject to the following provisions of this Section 4.2, the aggregate number of shares of Common Stock that are available for issuance under the Plan is 1,369,771. The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 978,408 shares of Common Stock, which represents 10.0% of the number of shares sold in connection with the second-step conversion of NorthEast Community Bancorp, Inc. (DE) from the mutual holding company form of organization (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 391,363 shares of Common Stock, which represents 4.0% of the number of shares sold in connection with the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Common Stock subject to outstanding awards shall be subject to adjustment as provided in Section 4.4. Notwithstanding the foregoing, the Company may grant Restricted Stock or Restricted Stock Units in excess of the limit set forth above, provided, that each share of Restricted Stock and/or each Restricted Stock Unit (or any other full value Award, including any Performance Award in the form of Restricted Stock or Restricted Stock Units), that is issued under the Plan in excess of the above 4.0% limit shall reduce the number of Stock Options that are available by three (3), provided, however, that if a share of Restricted Stock or a Restricted Stock Unit is forfeited from the pool under conditions that would allow it to be regranted, the number of Stock Options that could thereafter be granted will also be increased by three (3), rounded down to the nearest whole Stock Option.

(b)           Computation of Shares Available. For purposes of this Section 4.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Units, the number of shares of Common Stock available for the grant shall be reduced by the number of shares previously granted, subject to the following. To the extent any shares of Common Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. To the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Common Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy tax withholding upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Common Stock available shall be reduced by the gross number of Stock Options exercised or Common Stock returned to satisfy tax withholding, rather than by the net number of shares of Common Stock issued.

4.3           Limitations on Grants to Employees and Non-Employee Directors. Subject to adjustment as provided in Section 4.4, the following rules shall apply to Awards under the Plan:

(a)            Award Limitations. No individual Employee shall receive Awards representing more than twenty-five percent (25%) of the Common Stock available for issuance under the Plan. Non-Employee Directors (i.e., directors who are not also Employees of the Company or any Subsidiary) shall not receive, individually, Awards representing more than five percent (5%) of the Common Stock available for issuance under the Plan, and in the aggregate, shall not receive more than thirty percent (30%) of the Common Stock available for issuance as Awards under the Plan.

(b)            Initial Grants to Non-Employee Directors. Each Non-Employee Director of the Board of Directors of the Company or a Subsidiary thereof who is in the Service of the Company on the Effective Date of the Plan shall automatically be granted an Award of Stock Options and Restricted Stock as follows:

(i).                 Stock Options – Non-Employee Directors. Each Non-Employee Director of the Board of Directors of the Company or the Bank who has continuously served as a Non-Employee Director of the Company or the Bank since July 12, 2021, shall receive on the day immediately following the Effective Date, a grant of 36,201 Stock Options, which represents approximately 3.7% of the maximum number of shares of Common Stock that may be delivered pursuant to Stock Options under Section 4.3(a). These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability, or an Involuntary Termination at or following a Change in Control.

(ii).               Restricted Stock Awards – Non-Employee Directors. Each Non-Employee Director of the Board of Directors of the Company or the Bank who has continuously served as a Non-Employee Director of the Company or the Bank since July 12, 2021, shall receive, on the day immediately following the Effective Date, a grant of 14,480 shares of Restricted Stock, which represents approximately 3.7% of the maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards under Section 4.3(a). These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability, or an Involuntary Termination at or following a Change in Control.

(c)            Awards Subject to Adjustment. The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding awards, including the limit on Awards available for grant under this Plan described in this Section 4.3, shall be subject to adjustment as provided in Section 4.4.

4.4           Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to stockholders (other than an ordinary cash dividend) results in the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation (or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Common Stock), or a material change in the value of the outstanding shares of Common Stock as a result of the change, transaction or distribution, then the Committee shall make equitable adjustments, as it determines are necessary and appropriate to prevent the enlargement or dilution of benefits intended to be made available under the Plan, in:

(a)            the number and class of stock or other securities deemed to be available thereafter for grants of Restricted Stock Awards, Restricted Stock Units or Stock Options as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;

(b)            the limitations on the aggregate number of shares of Common Stock that may be awarded to any one Participant under various Awards as set forth in Section 4.2;

(c)            the number and class of stock or other securities subject to outstanding Awards, and which have not been issued or transferred under an outstanding Award;

(d)            the Option Exercise Price under outstanding Stock Options and the number of shares of Common Stock to be transferred in settlement of outstanding Awards; and

(e)            the terms, conditions or restrictions of any Award and Award Agreement, including but not limited to the price payable for the acquisition of shares of Common Stock.

In addition, the Committee is authorized to adjust the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of any such Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of any such Awards for similar awards denominated in stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses or assets) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

It is intended that, if possible, any adjustment contemplated above shall be made in a manner that satisfies applicable legal requirements as well as applicable requirements with respect to taxation (including, without limitation and as applicable in the circumstances, Code section 424 and Code section 409A) and accounting (so as to not trigger any charge to earnings with respect to such adjustment).

Without limiting the generality of the above, any good faith determination by the Committee as to whether an adjustment is required in the circumstances and the extent and nature of any such adjustment shall be final, conclusive, and binding on all persons.

ARTICLE 5 - STOCK OPTIONS

5.1          Grant of Stock Options. Subject to the terms and provisions of the Plan, the Committee may from time to time grant Stock Options to eligible Participants. The Committee shall have sole discretion in determining the number of shares subject to Stock Options granted to each Participant. The Committee may grant a Participant an Incentive Stock Option, Nonqualified Stock Option, or a combination thereof, and may vary such Awards among Participants; provided that the Committee may grant Incentive Stock Options only to individuals who are employees within the meaning of Code section 3401(c) of the Company or its subsidiaries (as defined for this purpose in Code section 424(f)). Notwithstanding anything in this Article 5 to the contrary, except for Stock Options that are specifically designated as intended to be subject to Code section 409A, the Committee may only grant Stock Options to individuals who provide direct services on the date of grant of the Stock Options to the Company or another entity in a chain of entities in which the Company or another such entity has a controlling interest (within the meaning of Treasury Regulation section 1.409A-1(b)(5)(iii)(e)) in each entity in the chain.

Each Stock Option grant shall be evidenced by an Award Agreement that shall specify the type of Stock Option, the Option Exercise Price, the duration of the Stock Option, the number of shares of Common Stock to which the Stock Option pertains, the conditions upon which the Stock Option shall become vested and exercisable (subject to Section 8.1) and such other provisions as the Committee shall determine. Stock Options shall have no Dividend Equivalent Rights.

5.2           Option Exercise Price. The per share Option Exercise Price for each Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted. Notwithstanding the foregoing, a Stock Option may be granted with a Stock Option Exercise Price lower than set forth in the preceding sentence if such Stock Option is granted pursuant to an assumption or substitution for another Stock Option in a manner satisfying the provisions of Code section 424(a) relating to a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation; provided that the Committee determines that such Stock Option Exercise Price is appropriate to preserve the economic benefit of the replaced award and will not impair the exemption of the Stock Option from Code section 409A (unless the Committee clearly and expressly foregoes such exemption at the time the Stock Option is granted).

5.3           Duration of Stock Options. Each Stock Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Stock Option shall be exercisable later than the tenth (10th) anniversary of its grant date other than a Stock Option granted to a Participant outside the United States. If an Award Agreement does not specify an expiration date, the Stock Option’s expiration date shall be the 10th anniversary of its grant date.

5.4           Exercise of Stock Options. Stock Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall specify, including conditions related to the employment of the Participant with the Employer or provision of services by the Participant to the Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Award Agreement for rights upon the occurrence of events specified in the Award Agreement.

5.5           Payment. Stock Options shall be exercised, in whole or in part, by the delivery of an oral, written, or electronic notice of exercise to the Company or its designated representative in the form prescribed by the Company, setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and satisfying any requirements that the Committee may apply from time to time. Full payment of the Option Exercise Price for such shares (less any amount previously paid by the Participant to acquire the Stock Option) must be made on or prior to the Payment Date, as defined below. The Option Exercise Price shall be paid to the Company in United States dollars either: (a) in cash, (b) by check, bank draft, money order or other cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired shares of Common Stock (or delivering a certification or attestation of ownership of such shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price (provided that the tendered shares must have been held by the Participant for any period required by the Committee), (d) if approved by the Committee, by cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, (e) by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law, including a net exercise; or (f) by a combination of the foregoing. “Payment Date” shall mean the date on which a sale transaction in connection with a cashless exercise (whether or not payment is actually made pursuant to a cashless exercise) would have settled in connection with the subject option exercise. No certificate or cash representing a share of Common Stock shall be delivered until the full Option Exercise Price has been paid.

5.6           Special Rules for ISOs. The following rules apply notwithstanding any other terms of the Plan.

(a)            No ISOs may be granted under the Plan after September 29, 2032.

(b)            In no event shall any Participant who owns (within the meaning of Code section 424(d)) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent” or “subsidiary” (within the meaning of Code section 424(e) or (f), respectively) be eligible to receive an ISO (i) at an Option Exercise Price less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the ISO is granted, or (ii) that is exercisable later than the fifth (5th) anniversary date of its grant date.

(c)            The aggregate Fair Market Value of shares of Common Stock with respect to which incentive stock options (within the meaning of Code section 422) granted to a Participant are first exercisable in any calendar year under the Plan and all other incentive stock option plans of the Employer shall not exceed One Hundred Thousand Dollars ($100,000). For this purpose, Fair Market Value shall be determined with respect to a particular incentive stock option on the date on which such incentive stock option is granted. In the event that this One Hundred Thousand Dollar ($100,000) limit is exceeded with respect to a Participant, then ISOs granted under this Plan to such Participant shall, to the extent and in the order required by Treasury Regulations under Code section 422, automatically become Nonqualified Stock Options granted under this Plan.

(d)            Solely for purposes of determining the limit on ISOs that may be granted under the Plan, the provisions of Section 4.1 that replenish the Option Award Pool shall only be applied to the extent permitted by Code section 422 and the regulations promulgated thereunder.

ARTICLE 6 - RESTRICTED STOCK AND RESTRICTED STOCK UNITS

6.1          Grant of Restricted Stock and Restricted Stock Units. Subject to provisions of the Plan, the Committee may from time to time grant Awards of Restricted Stock and Restricted Stock Units to Participants. Awards of Restricted Stock and RSUs may be made either alone or in addition to or in tandem with other Awards granted under the Plan.

6.2           Award Agreement. The Award Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the number of shares of Restricted Stock or the number of RSUs granted; the purchase price, if any, to be paid for such Restricted Stock or RSUs, which may be equal to or less than Fair Market Value of a share and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock or RSU such as continued service or achievement of performance objectives; the length of the Restriction Period, if any (subject to Section 8.1), and any circumstances that will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends or Dividend Equivalent Rights with respect to the shares during the Restriction Period. The Committee shall have sole discretion to determine and specify in each RSU Award Agreement whether the RSUs will be settled in the form of all cash, all shares of Common Stock, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such settlement will be in the form of shares of Common Stock.

6.3           Certificates. Upon an Award of Restricted Stock to a Participant, shares of restricted Common Stock shall be registered in the Participant’s name. Certificates, if issued, may either (i) be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and/or (ii) be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend, and remaining subject to appropriate stop-transfer orders. If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant or registered in the Participant’s name on the Company’s or transfer agent’s records; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the terms of the Plan and the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law. Concurrently with the lapse of any risk of forfeiture applicable to the Restricted Stock, the Participant shall be required to pay to the Company an amount necessary to satisfy any applicable federal, state, and local tax requirements as set out in Section 10.2 below.

6.4           Dividends and Other Distributions. Except as provided in this Article 6 or in the applicable Award Agreement, a Participant who receives a Restricted Stock Award shall have (during and after the Restriction Period), with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive dividends. Dividend Equivalent Rights and other distributions to the extent, if any, such shares possess such rights; provided, however, that (i) any dividends and other distributions payable on such shares of Restricted Stock during the Restriction Period shall be either automatically reinvested in additional shares of Restricted Stock or paid to the Company for the account of the Participant, in either case subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of such dividends and other distributions shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts (again, provided that all such terms shall, to the extent required, comply with Code section 409A). A Participant receiving a Restricted Stock Unit Award shall not possess voting rights and shall accrue Dividend Equivalent Rights on such Units only to the extent provided in the Award Agreement relating to the Award; provided, however, that (i) any rights to Dividend Equivalents on such Restricted Stock Unit Award shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions attached to the Dividend Equivalent Rights shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A.

ARTICLE 7 - PERFORMANCE SHARES AND UNITS

7.1          Grant of Performance Shares and Performance Units. The Committee may grant Performance Shares and Performance Units to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee shall determine.

7.2           Award Agreement. The Award Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the number of Performance Shares or Performance Units granted; the purchase price, if any, to be paid for such Performance Shares or Performance Units, which may be equal to or less than Fair Market Value of a share and may be zero, subject to such minimum consideration as may be required by applicable law; the performance objectives applicable to the Performance Shares or Performance Units; and any additional restrictions applicable to the Performance Shares or Performance Units such as continued service (subject to Section 8.1). The Committee shall have sole discretion to determine and specify in each Award Agreement whether the Award will be settled in the form of all cash, all shares of Common Stock, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such settlement will be in the form of shares of Common Stock. Any such shares may be granted subject to any restrictions deemed appropriate by the Committee.

7.3           Value of Performance Shares and Performance Units. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a share of Common Stock on the date of grant. In addition to any non-performance terms applicable to the Award, the Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares, Performance Units, or both, as applicable, that will be paid out to the Participant. For purposes of this Article 7, the time period during which the performance objectives must be met shall be called a “Performance Period.” The Committee may, but is not obligated to, set such performance objectives by reference to the performance measures set forth in Section 7.6.

7.4           Earning of Performance Shares and Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of the Performance Shares or Performance Units shall be entitled to receive a payout of the number and value of Performance Shares or Performance Units, as applicable, earned by the Participant over the Performance Period, if any, to be determined as a function of the extent to which the corresponding performance objectives have been achieved and any applicable non-performance terms have been met.

7.5           Dividends and Other Distributions. A Participant receiving Performance Shares or Performance Units shall not possess voting rights. A Participant receiving Performance Shares or Performance Units or any other Award that is subject to performance conditions shall accrue Dividend Equivalent Rights on such Award only to the extent provided in the Award Agreement relating to the Award; provided, however, that (i) any Dividend Equivalents payable on such Performance Shares or Performance Units shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of Dividend Equivalents shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A.

7.6           Performance Objectives. The Committee may, in its discretion, include performance objectives in any Award. The Committee may provide for a threshold level of performance below which no amount of compensation will be paid, and it may provide for the payment of differing amounts of compensation for different levels of performance.

(a)            Definitions of Performance Objectives. If the Committee makes an Award subject to a particular performance objective, the Committee shall adopt or confirm a written definition of that performance objective at the time the performance objective is established. The performance objective for an Award may be described in terms of Company-wide objectives or objectives that are related to a specific division, subsidiary, Employer, department, region, or function in which the participant is employed or as some combination of these (as alternatives or otherwise). A performance objective may be measured on an absolute basis or relative to a pre-established target, results for a previous year, the performance of other corporations, or a stock market or other index. If the Committee specifies more than one individual performance objective for a particular Award, the Committee shall also specify, in writing, whether one, all or some other number of such objectives must be attained.

(b)           Determinations of Performance. For each Award that has been made subject to a performance objective, within an administratively practicable period following the end of each Performance Period, the Committee shall determine whether the performance objective for such Performance Period has been satisfied. If a performance objective for a Performance Period is not achieved, the Committee in its sole discretion may pay all or a portion of that Award based on such criteria as the Committee deems appropriate, including without limitation individual performance, Company-wide performance or the performance of the specific division, subsidiary, Employer, department, region, or function employing the participant.

(c)            Adjustments and Exclusions. In determining whether any performance objective has been satisfied, the Committee may include or exclude any or all items that are unusual or non-recurring, including but not limited to (i) charges, costs, benefits, gains or income associated with reorganizations or restructurings of the Employer, discontinued operations, goodwill, other intangible assets, long-lived assets (non-cash), real estate strategy (e.g., costs related to lease terminations or facility closure obligations), litigation or the resolution of litigation (e.g., attorneys’ fees, settlements or judgments), or currency or commodity fluctuations; and (ii) the effects of changes in applicable laws, regulations or accounting principles. In addition, the Committee may adjust any performance objective for a Performance Period as it deems equitable to recognize unusual or non-recurring events affecting the Employer, changes in tax laws or regulations or accounting procedures, mergers, acquisitions and divestitures, or any other factors as the Committee may determine. To the extent that a performance objective is based on the price of the Company’s common stock, then in the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or any other corporate transaction having an effect similar to any of the foregoing, the Committee shall make or provide for such adjustments in such performance objective as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants.

ARTICLE 8 – RESTRICTIONS APPLICABLE TO AWARDS

8.1           Minimum Vesting Requirement. Notwithstanding anything herein to the contrary, each equity-based Award shall vest no earlier than the one-year anniversary of the date of grant of the Award; provided, however, that: (i) up to 5% of the aggregate number of Awards under the Plan, as such may be adjusted pursuant to Section 4.4, may be issued pursuant to Awards that do not satisfy this minimum vesting requirement; and (ii) the Committee may provide for accelerated vesting of an Award in full or in part prior to the one-year anniversary of the date of grant of the Award pursuant to Section 9.1.

8.2           Minimum Holding Period. As a condition of receipt of an Award, the Award Agreement may require the Participant to agree to hold vested Shares received under the Award (including but not limited to Shares received upon exercise of a Stock Option) for one year following the vesting or exercise date (as applicable). The foregoing limitation shall not apply to the extent an Award vests or is exercised due to death, Disability or Involuntary Termination of employment following a Change in Control, or to the extent that (i) the Participant directs the Company to withhold, or the Company elects to withhold, with respect to such vesting or exercise or, in lieu thereof, to retain or sell without notice a number of shares of Stock sufficient to cover to the taxes required to be withheld at the minimum statutory withholding rates, or (ii) the participant exercises a Stock Option by net settlement, and in the case of (i) and (ii) herein, only to the extent of the Shares withheld for tax or net settlement purposes.

8.3           Restrictive Covenant Agreement. A Participant may be required, as a condition to receiving an Award under this Plan, to enter into a restrictive covenant agreement with the Company containing such non-compete, confidentiality, and/or non-solicitation provisions as the Committee may adopt and approve from time to time (as so modified or amended, the “Restrictive Covenant Agreement”). The provisions of the Restrictive Covenant Agreement may also be included in, or incorporated by reference in, the Award Agreement.

8.4           Prohibition of Cash-Buyouts of Underwater Stock Options. Under no circumstances will any underwater Stock Option (i.e. Stock Option with an Option Exercise Price as of an applicable date that is greater than the Fair Market Value of the Common Stock as of the same date) that was granted under the Plan be bought back by the Company without stockholder approval.

8.5           Prohibition Against Repricing of Stock Options. Except for adjustments set forth under this Plan and reductions of the Option Exercise Price as approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or the authority to make any adjustment or amendment that reduces or would have the effect of reducing the Option Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation, replacement grants or other means. Solely for purposes of determining the limit on ISOs that may be granted under the Plan, the provisions of Section 4.1 that replenish the shares available for Stock Option Awards shall only be applied to the extent permitted by Code section 422 and the regulations promulgated thereunder.

8.6           Restrictions on Dividends and Dividend Equivalents. Notwithstanding anything herein to the contrary, Dividend Equivalent Rights shall not be paid with respect to Stock Options. Dividends and Dividend Equivalent Rights with respect to a Restricted Stock Award, Restricted Stock Unit, Performance Share or Performance Unit shall be subject to the same vesting requirements as the underlying Award; in no event shall dividends or Dividend Equivalents be paid to a Participant on any such Award prior to the date on which such Award has become vested.

ARTICLE 9 - TERMINATION OF SERVICE, BLACKOUT
PERIODS AND CHANGE IN CONTROL

9.1          Termination of Service.

(a)            Except as otherwise provided by the Committee, if a Participant ceases to be an Employee or Non-Employee Director (including a director emeritus or an advisory director) of, or to otherwise perform services for, the Company and its Affiliates for any reason (“Termination of Service”) (i) all of the Participant’s Stock Options that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the Stock Options (ii) all of the Participant’s Stock Options that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation, and (iii) all of the Participant’s Restricted Stock, RSUs, Performance Shares, and Performance Units that were not vested on the date of such cessation shall be forfeited immediately upon such cessation.

(b)           The Committee may, in its sole discretion and in such manner as it may from time to time prescribe (including, but not by way of limitation, in granting an Award or in an individual employment agreement, severance plan or individual severance agreement), provide that a Participant shall be eligible for a full or prorated Award in the event of a cessation of the Participant’s service relationship with the Employer due to death, Disability, Involuntary Termination without cause or resignation for Good Reason. With respect to Awards that are subject to one or more performance objectives, the Committee may, in its sole discretion, provide that any such full or prorated Award will be paid prior to when any or all such performance objectives are certified (or without regard to whether they are certified) in the event of a cessation of the Participant’s service relationship with the employer due to death, Disability, Involuntary Termination without cause or resignation for Good Reason.

(c)            The transfer of an Employee from the Company to an Affiliate, from an Affiliate to the Company, or from one Affiliate to another shall not be considered a termination of employment. Consistent with the provisions of Code Section 409A (as applicable), it shall not be considered a termination of employment if an Employee is placed on military, disability or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship. If an Employee’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of employment shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Employee transfers his or her employment or other service relationship to the Company or its remaining Affiliate.

(d)           With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

9.2          Special Rule for Company Blackout Periods. The Company has established a securities trading policy (the “Policy”) relative to disclosure and trading on inside information as described in the Policy. Under the Policy, certain Employees and Non-Employee Directors of the Company are prohibited from trading stock or other securities of the Company during certain “blackout periods” as described in the Policy. If, under the above provisions or the terms of the applicable Award Agreement, the last date on which a Stock Option can be exercised falls within a blackout period imposed by the Policy, the applicable exercise period shall automatically be extended by this Section 9.2 by a number of days equal to the number of United States business days that the applicable blackout period is in effect. The Committee shall interpret and apply the extension automatically provided by the preceding sentence to ensure that in no event shall the term of any Stock Option expire during an imposed blackout period.

9.3          Change in Control.

(a)            The Committee may, in its sole discretion and in such manner as it may from time to time prescribe (including, but not by way of limitation, in granting an Award or in an individual employment agreement, severance plan or individual severance agreement), provide that a Participant shall be eligible for a full or prorated Award in the event that both a Change in Control and a cessation of the Participant’s service relationship with the Employer occurs or if the surviving entity in such Change in Control does not assume or replace the Award in the Change in Control. With respect to Awards that are subject to one or more performance objectives, the Committee may, in its sole discretion, provide that any such full or prorated Award will be paid under the provisions of this Section 9.3 prior to when any or all such performance objectives are certified (or without regard to whether they are certified).

(b)           In the event of a Change in Control, the Committee may, in its discretion, cause each Award to be assumed or for an equivalent Award to be substituted by the successor corporation or a parent or subsidiary of such successor corporation and adjusted as appropriate. In addition or in the alternative, the Committee may, in its discretion, cancel all or certain types of outstanding Awards at or immediately prior to the time of the Change in Control provided that the Committee either (i) provides that the Participant is entitled to a payment (in cash or shares) equal to the value of the portion of the Award that would be vested upon the corporate transaction, as determined below and to the extent there is any such value, or (ii) at least 15 days prior to the Change in Control (or, if not feasible to provide 15 days’ notice, within a reasonable period prior to the Change in Control), notifies the Participant that, subject to rescission if the Change in Control is not successfully completed within a certain period, the Award will be terminated and, if the Award is a Stock Option or similar right, provides the Participant the right to exercise the portion of the Stock Option or similar right that would be vested upon the Change in Control prior to the Change in Control. For this purpose, the value of the Award that would be vested upon the Change in Control shall be measured as of the date of the Change in Control and shall equal the value of the cash, shares or other property that would be payable to the Participant for such vested Award (or, if the Award is a Stock Option or similar right, upon exercise of the vested Award) less the amount of any payment required to be tendered by the Participant upon such exercise. The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash settlement and, in the case of Stock Options or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the per share amount payable upon or in respect of such event over the exercise price of such Stock Option or similar right and may cancel each Stock Option or similar right with an exercise price greater than the per share amount payable upon or in respect of such event without any payment to the person holding such Stock Option or similar right. For example, under this provision, in connection with a Change in Control, the Committee is permitted to cancel all outstanding Stock Options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to the Change in Control if their vested Stock Options had been fully exercised immediately prior to such Change in Control, less the aggregate Option Exercise Price that would have been payable therefor, or if the amount that would have been payable to the Stock Option holders pursuant to such Change in Control if their vested Stock Options had been fully exercised immediately prior thereto would be less than the aggregate Option Exercise Price that would have been payable therefor, the Committee can cancel any or all such Stock Options for no consideration or payment of any kind. Payment of any amount payable pursuant to this cancellation provision may be made in cash or, if the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion. Any actions taken pursuant to this Section 9.3(b) shall be valid with respect to a 409A Award only to the extent that such action complies with Code section 409A.

ARTICLE 10 – GENERAL TERMS

10.1         Designation of Beneficiaries. To the extent permitted by the Committee, each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any vested but unpaid Award is to be paid in case of the Participant’s death. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company or its designee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s beneficiary as determined under the Company’s 401(k) plan.

10.2        Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of or in connection with this Plan or any Award.

Except as otherwise determined by the Committee or provided in the Award Agreement corresponding to an Award:

(a)            With respect to withholding required upon the exercise of Stock Options, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, upon the achievement of performance objectives related to Performance Shares or Performance Units, or upon any other taxable event arising as a result of or in connection with an Award granted hereunder that is settled in shares of Common Stock, unless other arrangements are made with the consent of the Committee, Participants shall satisfy the withholding requirement by having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to not more than the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates (or at any greater rate that will not result in adverse accounting or tax treatment, as determined by the Committee). All such withholding arrangements shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

(b)           A Participant may elect to deliver shares of Common Stock to satisfy, in whole or in part, the withholding requirement. Such an election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The Fair Market Value of the shares to be delivered will be determined as of the date the amount of tax to be withheld is determined. Such delivery must be made subject to the conditions and pursuant to the procedures established by the Committee with respect to the delivery of shares of Common Stock in payment of the corresponding Option Exercise Price.

(c)            A Participant who is classified by the Company as an officer at the time the tax withholding requirement arises with respect to his or her Restricted Stock or, to the extent settled in shares of Common Stock, his or her Restricted Stock Units, Performance Shares, Performance Units, Stock Options, may elect to satisfy such withholding requirement by delivering payment of the tax required to be withheld in cash or by check on the date on which the amount of tax to be withheld is determined. Once made, the election shall be irrevocable.

10.3         Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue

Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

10.4         Restrictions on Common Stock. If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Common Stock thereunder, no such Award may be exercised in whole or in part (as applicable), no such Award may be paid out (as applicable) and no shares may be issued pursuant to such Award (as applicable) unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any listing standards applicable to the Common Stock and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable state, federal and foreign laws (including, without limitation and if applicable, the requirements of the Securities Act of 1933), and any applicable requirements of any securities exchange or similar entity.

10.5         No Rights as a Stockholder. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option, RSU, Performance Share or Performance Unit shall have any right as a stockholder with respect to any shares covered by such Award prior to the date of issuance to him or her or his or her delegate of a certificate or certificates for such shares or the date the Participant’s name is registered on the Company’s books as the stockholders of record with respect to such shares.

10.6        Transferability. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the Participant’s death, to a beneficiary in accordance with Section 10.1 or by will or the laws of descent and distribution. Unless the Committee determines otherwise consistent with securities and other applicable laws, rules and regulations, (i) no Award granted under the Plan shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant other than upon the Participant’s death, to a beneficiary in accordance with Section 10.1 or by will or the laws of descent and distribution, and (ii) each Stock Option outstanding to a Participant may be exercised during the Participant’s lifetime only by the Participant or his or her guardian or legal representative (provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder). In the event of a transfer to a Permitted Transferee as permitted under this Section 10.6 or by the Committee, appropriate evidence of any transfer to the Permitted Transferee shall be delivered to the Company at its principal executive office. If all or part of an Award is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Award as the Participant. For the avoidance of doubt, any permitted transfer of an Award will be without payment of consideration by the Permitted Transferee.

10.7         No Fractional Shares. Unless provided otherwise in the Award Agreement applicable to an Award, no fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award and any fractional share otherwise payable pursuant to an Award shall be forfeited.

10.8         No Implied Rights. Nothing in the Plan or any Award Agreement shall confer upon any Participant any right to continue in the employ or service of the Employer, or to serve as a Non-Employee Director thereof, or interfere in any way with the right of the Employer to terminate the Participant’s employment or other service relationship at any time and for any reason. Unless otherwise determined by the Committee, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Employer for the benefit of its employees.

No Participant shall have any claim to an Award until it is actually granted under the Plan. An Award of any type made in any one year to an eligible Participant shall neither guarantee nor preclude a further grant of that or any other type of Award to such Participant in that year or any subsequent year. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee , be no greater than the right of an unsecured general creditor of the Company.

10.9         Expenses of the Plan. The expenses of the Plan shall be borne by the Company. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any Award under the Plan.

10.10       Compliance with Laws. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. It is the intent of the Company that the awards made hereunder comply in all respects with Rule 16b-3 under the Exchange Act and that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention. Any provision herein relating to compliance with Rule 16b-3 under the Exchange Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

10.11       Recoupment/Clawback. All Awards are subject to recoupment in accordance with applicable rules and regulations, as well as the Company’s recoupment, clawback and/or recovery policies in effect from time to time. In addition, the Committee may include such recoupment, clawback and/or recovery provisions in an Award Agreement as the Committee determines necessary or appropriate.

10.12      Regulatory Requirements. The grant and settlement of Awards under the Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

10.13      Whistleblower Protection. Nothing contained in this Plan or any Award Agreement (i) shall be deemed to prohibit any Participant from responding to a subpoena or order of a court or other governmental authority to testify or give evidence or engaging in conduct otherwise protected by the Sarbanes-Oxley Act; (ii) shall be deemed to prohibit any Participant from providing truthful information in good faith to any federal, state, or local governmental body, agency, or official investigating an alleged violation of any antidiscrimination or other employment-related law or otherwise gathering information or evidence pursuant to any official investigation, hearing, trial, or proceeding; (iii) is intended in any way to intimidate, coerce, deter, persuade, or compensate any Participant with respect to providing, withholding, or restricting any communication whatsoever to the extent prohibited under 18 U.S.C. §§ 201, 1503, or 1512 or under any similar or related provision of state or federal law; and (iv) is intended to require any Participant to provide notice to the Employer or its attorneys before reporting any possible violations of federal law or regulation to any governmental agency or entity (“Whistleblower Disclosures”) or to provide notice to the Employer or its attorneys after any Participant has made any such Whistleblower Disclosures.

10.14       Successors. The terms of the Plan and outstanding Awards shall be binding upon the Company and its successors and assigns.

10.15       Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Common Stock, the transfer of such shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange on which shares of Common Stock are traded.

10.16       Compliance with Code Section 409A. At all times, this Plan shall be interpreted and operated (i) with respect to 409A Awards in accordance with the requirements of Code section 409A, and (ii) to maintain the exemptions from Code section 409A of Stock Options and Restricted Stock and any Awards designed to meet the short-term deferral exception under Code section 409A. To the extent there is a conflict between the provisions of the Plan relating to compliance with Code section 409A and the provisions of any Award Agreement issued under the Plan, the provisions of the Plan control. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to a 409A Award to the extent such discretionary authority would conflict with Code section 409A. In addition, to the extent required to avoid a violation of the applicable rules under Code section 409A by reason of Code section 409A(a)(2)(B)(i), any payment under an Award shall be delayed until the earliest date of payment that will result in compliance with the rules of Code section 409A(a)(2)(B)(i) (regarding the required six-month delay for distributions to specified employees that are related to a separation from service). To the extent that the Plan or a 409A Award provides for payment upon the recipient’s termination of employment as an Employee or cessation of service as an Non-Employee Director, the 409A Award shall be deemed to require payment upon the individual’s “separation from service” within the meaning of Code section 409A. To the extent any provision of this Plan or an Award Agreement would cause a payment of a 409A Award to be made because of the occurrence of a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in ownership”, “change in effective control” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Code section 409A. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a change in control. To the extent that this Plan or a 409A Award provides for payment upon the recipient’s Disability, then such payment shall not be made unless the recipient’s Disability also constitutes disability within the meaning of Code section 409A(a)(2)(C). Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Disability (and other Participant rights that are tied to a Disability, such as vesting, shall not be affected by the prior sentence). Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Disability. To the extent an Award is a 409A Award and is subject to a substantial risk of forfeiture within the meaning of Code section 409A (or will be granted upon the satisfaction of a condition that constitutes such a substantial risk of forfeiture), any compensation due under the Award (or pursuant to a commitment to grant an Award) shall be paid in full not later than the 60th day following the date on which there is no longer such a substantial risk of forfeiture with respect to the Award (and the Participant shall have no right to designate the year of the payment), unless the Committee shall clearly and expressly provide otherwise at the time of granting the Award. In the event that an Award shall be deemed not to comply with Code section 409A, then neither the Company, the Board of Directors, the Committee nor its or their designees or agents, nor any of their affiliates, assigns or successors (each a “protected party”) shall be liable to any Award recipient or other person for actions, inactions, decisions, indecisions or any other role in relation to the Plan by a protected party if made or undertaken in good faith or in reliance on the advice of counsel (who may be counsel for the Company), or made or undertaken by someone other than a protected party.

10.17       Legal Construction.

(a)            If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

(b)           Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(c)            To the extent not preempted by federal law, the Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the laws of the State of Maryland without giving effect to any choice of law provisions. Unless otherwise provided in the applicable Award Agreement, the recipient of an Award is deemed to submit to the exclusive jurisdiction and venue of the Federal and state courts of Maryland to resolve any and all issues that may arise out of or relate to the Plan or such Award Agreement.

ARTICLE 11 - AMENDMENT AND TERMINATION

11.1         Amendment or Termination of Plan. The Board of Directors or the Committee may at any time terminate and from time to time amend the Plan in whole or in part, but no such action shall materially adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless such action is required by applicable law or any listing standards applicable to the Common Stock or the affected Participants consent in writing. To the extent required by Code section 422, other applicable law, and/or any such listing standards, no amendment shall be effective unless approved by the stockholders of the Company.

11.2         Amendment of Award Agreement. The Committee may, at any time, amend outstanding Award Agreements in a manner not inconsistent with the terms of the Plan; provided, however, except as provided in Sections 10.12, 11.3 and 11.4, if such amendment is materially adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time, amend an outstanding Award Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Except for adjustments as provided in Section 4.4 or in connection with a Change in Control , the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Awards or cancel outstanding Stock Options with per share exercise prices that are more than the Fair Market Value at the time of such cancellation in exchange for cash, other awards, or Stock Options with an exercise price that is less than the exercise price of the original Stock Options without stockholder approval.

11.3         Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or by the Financial Accounting Standards Board after the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 11.3 to any Award granted under the Plan without further consideration or action.

11.4         Dissolution or Liquidation. Each outstanding Award shall terminate immediately prior to the consummation of the dissolution or liquidation of the Company, unless otherwise determined by the Committee.

NORTHEAST COMMUNITY BANCORP, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED 1. The approval of the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan. Signature_________________________________Signature, if held jointly__________________________________Date___________, 2022 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X FOR AGAINST ABSTAIN INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/necb/sm2022 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 28, 2022. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet, Smartphone or Tablet - QUICK EASY PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. CONTROL NUMBER

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED NORTHEAST COMMUNITY BANCORP, INC. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Anne DeBlasi and Jose Collazo, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of NorthEast Community Bancorp, Inc. held of record by the undersigned at the close of business on August 12, 2022 at the Special Meeting of Stockholders of NorthEast Community Bancorp, Inc. to be held on September 29, 2022, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders To view the Special Meeting Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/necb/sm2022

Dear 401(k) Plan Participant: On behalf of the Board of Directors of NorthEast Community Bancorp, Inc. (the “Company”), I am forwarding you the attached green voting instruction card provided for the purpose of conveying your voting instructions to Fidelity Management Trust Company (the “Trustee”) of the NorthEast Community Bank 401(k) Retirement Savings Plan (the “401(k) Plan”), on the proposals to be presented at the Special Meeting of Stockholders of the Company to be held on September 29, 2022. Also enclosed is a Notice of Special Meeting and Proxy Statement. As a holder of the Company’s common stock (“Common Stock”) through the 401(k) Plan, you are entitled to direct the Trustee how to vote the shares of Common Stock credited to your account as of August 12, 2022, the record date for the Special Meeting. If your voting instructions are not received by September 23, 2022, the shares of Common Stock held in your 401(k) Plan account will not be voted at the Special Meeting. Please complete, sign and return the enclosed green voting instruction card in the postage paid envelope provided by Continental Stock Transfer and Trust no later than September 23, 2022. Continental Stock Transfer and Trust will tabulate participant voting instructions and forward them to the Trustee who will vote the shares held in the 401(k) Plan Trust as directed by participants. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or NorthEast Community Bank. As an employee of NorthEast Community Bank you may participate in more than one stock-based benefit plan. Please submit your voting instructions for all of the plans. Sincerely, Kenneth A. Martinek Chairman and Chief Executive Officer

NORTHEAST COMMUNITY BANCORP, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature_________________________________Signature, if held jointly__________________________________Date___________, 2022 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X INTERNET www.cstproxyvote.com Use the Internet to submit your vote instructions. Have this 401(k) Plan Vote Authorization Form available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/necb/sm2022 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number 401(k) Plan Vote Authorization Form and vote your shares. MAIL – Mark, sign and date your 401(k) Plan Vote Authorization Form and return it in the postage-paid envelope provided. Your Mobile or Internet vote authorizes the 401(k) Trustee to vote your shares in the same manner as if you marked, signed and returned your 401(k) Vote Authorization Form. Instructions submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on September 23, 2022. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet, Smartphone or Tablet - QUICK EASY 401(k) VOTE AUTHORIZATION FORM THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. CONTROL NUMBER 1. The approval of the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan. FOR AGAINST ABSTAIN

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED NORTHEAST COMMUNITY BANCORP, INC. The undersigned is a participant in the NorthEast Community Bank 401(k) Retirement Savings Plan (the “401(k) Plan”) with shares of common stock of NorthEast Community Bancorp, Inc. (the “Company”) allocated to the undersigned’s 401(k) Plan account as of August 12, 2022. The undersigned hereby directs the 401(k) Plan Trustee to vote the shares of Company common stocks deemed allocated to the undersigned’s account, for which the undersigned is entitled to direct the 401(k) Plan Trustee to vote at the Special Meeting of Stockholders to be held on September 29, 2022, or at any adjournment thereof. If this form is not returned in a timely manner, the shares of common stock allocated to the participant’s 401(k) Plan account will be voted in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Special Meeting, shares will be voted by the 401(k) Plan Trustee in the manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the Board of Directors knows of no other business to be brought before the Special Meeting. THIS 401(K) PLAN VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE 401(K) PLAN VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF PROPOSAL 1, AND IN ACCORDANCE WITH THE JUDGMENT OF THE 401(K) PLAN TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS 401(K) PLAN VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF 401(K) PLAN TRUSTEE. (Continued and to be marked, dated and signed, on the other side) 401(K) PLAN VOTE AUTHORIZATION FORM THIS 401(K) PLAN VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE 401(K) PLAN TRUSTEE Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders To view the Special Meeting Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/necb/sm2022

Dear ESOP Participant: On behalf of the Board of Directors of NorthEast Community Bancorp, Inc. (the “Company”), I am forwarding you the attached blue voting instruction card provided for the purpose of conveying your voting instructions to GreatBanc Trust Company (the “Trustee”) for the NorthEast Community Bank Employee Stock Ownership Plan, as amended and restated (the “ESOP”) on the proposals to be presented at the Special Meeting of Stockholders of the Company to be held on September 29, 2022. Also enclosed is a Notice of Special Meeting and Proxy Statement. As a participant in the ESOP, you are entitled to vote all shares of Company common stock (“Common Stock”) allocated to your account as of August 12, 2022, the record date for the Special Meeting. All allocated shares of Common Stock will be voted as directed by participants, so long as participant instructions are received on or before September 23, 2022. If you do not direct the Trustee as to how to vote the shares of Common Stock allocated to your ESOP account, or your voting instructions are not received by September 23, 2022, the Trustee will vote your shares in a manner calculated to most accurately reflect the voting instructions it receives from other ESOP participants, subject to its fiduciary duties. Please complete, sign and return the enclosed blue voting instruction card in the postage paid envelope provided by Continental Stock Transfer and Trust no later than September 23, 2022. Continental Stock Transfer and Trust will tabulate participant voting instructions and forward them to the Trustee who will vote all of the shares held in the ESOP Trust. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or NorthEast Community Bank. As an employee of NorthEast Community Bank you may participate in more than one stock-based benefit plan. Please submit your voting instructions for all of the plans. Sincerely, Kenneth A. Martinek Chairman and Chief Executive Officer 001CSN43C4

NORTHEAST COMMUNITY BANCORP, INC. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature_________________________________Signature, if held jointly__________________________________Date___________, 2022 Note: Please sign exactly as name appears on this ESOP Vote Authorization Form. Please mark your votes like this X INTERNET www.cstproxyvote.com Use the Internet to submit your vote instructions. Have this ESOP Vote Authorization Form available when you access the above website. Follow the prompts to submit your vote instructions.. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/necb/sm2022 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number ESOP Plan Vote Authorization Form and vote your shares. MAIL – Mark, sign and date this ESOP Vote Authorization Form and return it in the postage-paid envelope provided. Your phone or Internet vote instructions authorize the ESOP Trustee to vote your shares in the same manner as if you marked, signed and returned this ESOP Vote Authorization Form. Vote instructions submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on September 23, 2022. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet, Smartphone or Tablet - QUICK EASY ESOP VOTE AUTHORIZATION FORM THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. CONTROL NUMBER PLEASE DO NOT RETURN THE ESOP VOTE AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. 1. The approval of the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan. FOR AGAINST ABSTAIN

FOLD HERE DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED NORTHEAST COMMUNITY BANCORP, INC. ESOP VOTE AUTHORIZATION FORM THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE The undersigned hereby directs the trustee for the NorthEast Community Bank Employee Stock Ownership Plan (the “ESOP”) to vote the shares of NorthEast Community Bancorp, Inc. (the “Company”) common stock allocated to the undersigned’s ESOP account at the Special Meeting of Stockholders to be held on September 29, 2022 or at any adjournment thereof. If this form is not returned in a timely manner, the shares of common stock allocated to the participant’s ESOP account will be voted in the same proportion as shares for which the ESOP Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Special Meeting, shares will be voted by the ESOP Trustee in the manner intended to represent the best interest of participants and beneficiaries of the ESOP. At the present time, the ESOP Trustee knows of no other business to be brought before the Special Meeting. THIS ESOP VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF PROPOSAL 1, AND IN ACCORDANCE WITH THE JUDGMENT OF THE ESOP TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE. (Continued, and to be marked, dated and signed, on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders To view the Special Meeting Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/necb/sm2022